For International Diversification

Global &
International Funds

[Photo of illustration from International Diversification Brochure]

service and guidance

professional management

goals

1998
Semi-Annual Report

International Equity Fund

Global Bond Fund

Global Assets Fund

Emerging Markets Fund


DELAWARE
INVESTMENTS
-----------
Philadelphia * London

                                                                 June 15, 1998
for international
 diversification
       2

Dear Shareholder:

Is the world's economy half full or half empty? It's the question international investors have faced since November.

   The news from Asia has been ugly. Political turmoil has led to riots and economic collapse in Indonesia. In Japan, a crushing debt burden threatens the financial system. Nationalism has led to nuclear testing in India and Pakistan. China may devalue its currency.

   At the same time, however, growth prospects in Western Europe appear excellent. Equity markets in countries such as the United Kingdom, Italy and Spain are thriving as the continent moves to a single currency and reduces government regulation. Companies are embracing shareholder-friendly governance structures. Some European stock markets outperformed the unmanaged S&P 500 Index for the six months ended May 31, 1998.

   It is a time of monumental change - some painful, some progressive. On balance, however, we see the world as a far safer, freer and more prosperous place today than at any point in the 20th Century. A new millennium promises attractive rewards as more nations adopt open market economies.

   Our bright long-term outlook is tempered by sobering short-term setbacks.

AS THE EFFECTS OF THE PACIFIC RIM'S RECESSION HAVE RIPPLED AROUND THE WORLD, SIX-MONTH RESULTS FOR MOST OF DELAWARE INVESTMENTS' GLOBAL & INTERNATIONAL FUNDS WERE DISAPPOINTING.

As the effects of the Pacific Rim's recession have rippled around the world, our results for the first half of fiscal 1998 were disappointing.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------
                                                                  Periods Ended May 31, 1998
                                                             Six Months              Lifetime
-------------------------------------------------------------------------------------------------------
International Equity A Class (Est. 10/31/91)                  +13.26%                +11.40%
Lipper International Equity Fund Average                      +17.33% (519 funds)    +11.25% (67 funds)
Morgan Stanley Europe Australia Far East (EAFE) Index         +16.22%                 +9.08%
-------------------------------------------------------------------------------------------------------
Global Bond Fund A Class (Est. 12/27/94)                       +0.56%                 +9.92%
Lipper Global Income Fund Average                              +2.96% (148 funds)     +9.85% (95 funds)
Salomon SmithBarney Government Bond Index                      +2.33%                 +7.22%
-------------------------------------------------------------------------------------------------------
Global Assets Fund A Class (Est. 12/27/94)*                    +9.16%                +17.19%
Lipper Global Flexible Portfolio Average                       +9.61% (74 funds)     +15.26% (54 funds)
Morgan Stanley World Index                                    +15.54%                +19.43%
-------------------------------------------------------------------------------------------------------
Emerging Markets Fund A Class (Est. 6/10/96)                   -7.38%                 -2.42%
Lipper Emerging Markets Fund Average                           -6.11% (155 funds)     -6.03% (108 funds)
Morgan Stanley Emerging Markets Free Index                     -7.17%                -12.88%
-------------------------------------------------------------------------------------------------------

* Effective July 21, 1998, the Fund was renamed Global Equity Fund and its investment focus was changed. Lipper Analytical Services is expected to change the Fund's peer group to the Global Equity Fund Category this summer. All performance is at net asset value and assumes reinvestment of distributions. For complete performance for all Fund Classes and expense information, including waivers, see pages 12 to 13. The unmanaged Morgan Stanley World Index and Salomon SmithBarney World Government Bond Index include U.S. market performance. All returns stated in U.S. dollars. Past performance does not guarantee future results.

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   Our concentration on stocks and bonds in Europe, the Americas and more stable Pacific Rim countries such as Australia reduced volatility but did not allow the Funds to benefit from capital appreciation in some markets. Also, returns from many overseas investments were reduced by a strong U.S. dollar.

   Each of Delaware Investments' four global and international funds has outperformed its peers for its respective lifetime period, as shown on page 2. We remain convinced of the long-term effectiveness of Delaware's consistent, value discipline. Over the coming months, we anticipate that Delaware's income-oriented and inflation-savvy method of evaluating stocks and bonds will again prove its mettle.

   Delaware's 20 investment professionals in London, together with their colleagues in Philadelphia, continuously assess the special risks of global investing, keeping in mind the perspective of U.S. investors. Through fundamental research of individual securities, country analysis and defensive hedging, we strive to reduce portfolio risks.

   One measure of investor confidence in Delaware International's approach is that it now manages more than $10 billion in assets. In fact, our London-managed assets now account for 22% of Delaware's overall business, up from just 8% three years ago. We wish to thank you for turning to Delaware to take advantage of all the world has to offer.

Sincerely,


/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

Global Assets Fund Becomes
Global Equity Fund

==============================================================================
On April 16, 1998, the Board of Directors of Global Assets Fund approved a name change and a change in the Fund's investment focus. Effective July 21, 1998, the Fund will be known as Global Equity Fund. Global Equity Fund will invest primarily in stocks in established markets around the world, including the U.S. The Fund's investment objective remains the same - to achieve long-term total return.
   When Global Assets Fund was launched in December 1994, we expanded Delaware's fund family by providing an easy way to achieve global diversification with a single investment. However, more investors these days seem to be building portfolios using more than one mutual fund. We made the change because we think an all-equity approach will appeal to more shareholders. The Fund's unmanaged benchmark will remain the Morgan Stanley World Index, an all-equity index that includes U.S. stocks.
   If you aren't sure whether Global Equity Fund's new strategy still suits your goals, we suggest you consult your financial adviser.
==============================================================================

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Portfolio Managers' Review

International Equity Fund International Equity Fund has maintained a strong position in United Kingdom and Western European stocks since the Fund's inception nearly seven years ago. During the first half of fiscal 1998, this focus helped us provide attractive results as the UK's stock market became the world's second largest, eclipsing that of Japan (the U.S. is the largest).

   Thus far in calendar 1998, selected European stock markets have also outperformed the unmanaged S&P 500 Index, a measure of U.S. large company stocks. For example, Spain's benchmark IBEX Index rose +41.8% for the six months ended May 31. Stocks in the U.K. did well in absolute terms, but the market underperformed most Continental European markets.

DURING THE FIRST HALF OF FISCAL 1998, THIS FOCUS HELPED US PROVIDE ATTRACTIVE RESULTS AS THE UK'S STOCK MARKET BECAME THE WORLD'S SECOND LARGEST, ECLIPSING THAT OF JAPAN.

   International Equity Fund's weighting in Spanish stocks at mid-year was more than double that of your Fund's benchmark - the Morgan Stanley Europe Australia Far East Index (see page 5). Our holdings in Telefonica, the country's main telecom services provider, and a Spanish bank contributed to the Fund's +13.26% total return (for Class A shares at net asset value with distributions reinvested) for the first half of fiscal 1998.

   We concentrate on dividend-paying stocks in established markets and companies that appear to be selling below their intrinsic value. This value approach begins with an evaluation of the potential effects of a country's currency fluctuations, inflation, local economy and political issues.

   Concerns about local inflation and individual stock values led us to avoid certain European markets, such as Italy and Portugal, whose returns since November have been even more spectacular than Spain's. While this detracted from your Fund's short-term results, strict adherence to our investment discipline allowed us to maintain a much lower risk profile than many other foreign stock funds (see below).

   Another way we reduce risk is through defensive currency hedging to protect the dollar value of our investments. As of May 31, we held

YOUR FUND'S ATTRACTIVE RISK PROFILE
----------------------------------------------------------------------------------------------------
MORNINGSTAR RISK SCORES (PERIODS ENDED FEBRUARY 28, 1998)*
                                        International Equity Fund        Foreign Stock Fund Average
----------------------------------------------------------------------------------------------------
Three Years                                       0.63                        0.74 (214 funds)
Five Years                                        0.67                        0.77 (134 funds)

The average risk factor for all equity funds equals 1.00. Numbers greater than
1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.

*Latest available data.

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positions in the British pound, Spanish peseta and Australian dollar. The Fund will generally use forward currency contracts, which can limit the risk of loss should the value of the hedged currency decline. We believe reducing exchange risk is as important as seeking potential capital gains.

   Since November, Asian stock markets have remained volatile. Some markets rebounded this past winter as governments in Thailand and Malaysia took steps to stabilize their economies and restore investor confidence. Others, notably Indonesia and Japan, deteriorated further amid political turmoil and recession.

   Your Fund's holdings of Pacific Rim equities, especially Japanese stocks, has historically been modest compared to your Fund's peers. Generally, this positioning has enhanced the Fund's performance. In fact, a measure of how weak the Japanese market has been is that the country's stock market currently represents only 1/5 of the Morgan Stanley EAFE Index, compared to more than 1/3 just three years ago.

   We hold a few export-oriented Japanese stocks such as Canon Electronics, the photocopier maker. Some of these contributed to your Fund's total return during the first half of fiscal 1998. In general, export-oriented Japanese companies seem well-positioned to benefit from the decline in the value of the yen even as the country's financial sector has fallen into disarray.

Outlook
Three primary factors influence international portfolio returns for U.S. investors - a fund manager's choice of stocks, choice of country and the relationship of the local currency to the U.S. dollar.

   In fiscal 1998, country selection has been more important than ever. Countries that have embraced free markets and have relatively stable political systems are doing well. Stocks in markets plagued by corporate and political corruption,

INTERNATIONAL EQUITY FUND'S COUNTRY ALLOCATION VS.
MORGAN STANLEY EUROPE AUSTRALIA FAR EAST (EAFE) INDEX
----------------------------------------------------------
May 31, 1998                International   Morgan Stanley
                             Equity Fund      EAFE Index
United Kingdom                  28.40%          20.90%
Japan                           13.80%          20.90%
Australia/New Zealand           12.40%           2.60%
Germany                         10.90%          11.20%
Netherlands/Belgium              9.00%           7.80%
France                           8.90%           9.30%
Spain                            7.60%           3.40%
Asian Pacific Rim*               3.00%           5.70%

*Hong Kong, Singapore, Malaysia.

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       6


bureaucratic inefficiency or nationalism have lagged the rest of the world.

   Overall, established international markets appear to offer more attractive potential returns than the U.S. In Europe, greater independence for central banks and fiscal policies designed to foster monetary union have bolstered investor confidence and reduced inflation.

   As Asian markets slowly begin to recover and as economic growth in Continental Europe accelerates, we think investors may become concerned about potential increases in global consumer and producer prices. During the first half of fiscal 1998, global oil, grain and other commodity prices fell to unusually low levels around the globe that we believe cannot be sustained over the long term. In the coming months, we think more industries will face higher raw material costs.

AS ASIAN MARKETS SLOWLY BEGIN TO RECOVER AND AS ECONOMIC GROWTH IN CONTINENTAL EUROPE ACCELERATES, WE THINK INVESTORS MAY BECOME CONCERNED ABOUT POTENTIAL INCREASES IN GLOBAL CONSUMER AND PRODUCER PRICES.

   In a world marked by increasing uncertainty and stock market volatility, we will remain as loyal to our inflation-savvy, income-oriented investment discipline as a bulldog. Our preference for equities in relatively stable countries such as the UK, Australia and New Zealand is as strong as ever because we believe many companies in these markets continue to offer superior total return potential.

Global Bond Fund
Global Bond Fund's total return was curtailed by the strength of the U.S. dollar during the first half of fiscal 1998. While the Fund's holdings of U.S. Treasury securities provided attractive returns between November and May, preserving capital in Europe and the Pacific Rim was challenging as the U.S. dollar rose in value against most major currencies, especially the Japanese yen.

   Defensive hedging by purchasing forward currency contracts can reduce currency risk in an equity fund. However, such a strategy is currently impractical for a bond fund because the cost of hedging substantially reduces a fund's income potential.

   In managing Global Bond Fund, we rely on income potential as a key measure of value. Our research focuses on long-term factors such as inflation and on trends that can be analyzed with reasonable certainty. When we invest in overseas bonds, your Fund strives to obtain a rate of return that is meaningfully greater than the U.S. inflation rate.

GLOBAL BOND FUND
PORTFOLIO HIGHLIGHTS
------------------------------------------------------------
May 31, 1998
Yield Before Expenses                               5.39%
Current 30-Day SEC Yield                            4.20%*
Highest Concentration - Western Europe       39.6% of net assets
Average Effective Duration                        4.2 years
Average Effective Maturity                        6.1 years
Average Quality                                      Aa1

* Measured according to Securities and Exchange Commission guidelines. Current 30-day SEC yield was 3.71%, 3.71% and 4.71% for Class B, Class C and Institutional Class shares as of May 31, 1998, respectively. Performance information for all Classes can be found on page 12.

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   One way we attempt to reduce currency risk is by holding bonds denominated in a currency that appears more attractive than the home currency of the issuer. For example, as of May 31 we held Japanese highway bonds denominated in Canadian dollars and Republic of Finland bonds denominated in German deutschemarks.

   The Funds portfolio managers also place great importance on quality and focus on bonds rated A or better by Standard & Poor's. Generally, the Fund's holdings will have an average maturity in the five to 10-year range, a range we believe offers attractive income compared to the risk to principal from fluctuating interest rates.

Outlook
Overall, we prefer dollar-denominated markets - countries such as Canada whose currency is denominated in dollars, the value of which is pegged to the U.S. dollar. These countries' bonds generally offer higher yields than U.S. Treasuries with comparable maturities.

   In Europe, progress toward currency union over the past two years has helped the performance of bonds in countries such as Italy and Spain which historically have had relatively weak currencies and higher-than-average inflation. This past winter, we sold our Italian bonds as they rose in value and yields fell.

   About one-quarter of your Fund's portfolio was U.S. bonds and foreign securities issued in U.S. dollars. Since November, we've added to our holdings of U.S. inflation-indexed bonds. In our view, these fixed-income securities were undervalued because of the U.S.' current low inflation environment and because the Treasury Department has had difficulty marketing this relatively new type of bond.

   During the first half of fiscal 1998, bond market uncertainty remained high even as yields on 30-year U.S. Treasury bonds fell to record lows in January. Government economic statistics offered little evidence that the Asian recession could slow the U.S. economy.

   In our view, inflationary pressures in the U.S. are likely to modestly increase by year's end. However, we believe the Federal Reserve Board will be under pressure not to raise its interest rate target. Although U.S. consumer spending is high and the unemployment rate near record lows, we do not expect the Fed to tighten credit because to do so would risk triggering more currency volatility around the world.

CHANGE IN SELECTED CURRENCY VALUES VS. THE U.S. DOLLAR
------------------------------------------------------
DECEMBER 31, 1997 TO JUNE 30, 1998

South African Rand      -17.60%
New Zealand Dollar      -10.90%
Japanese Yen             -6.10%
Austrailian Dollar       -5.00%
Canadian Dollar          -2.70%
German Mark              -0.50%
British Pound            +1.30%

Source: Bloomberg Business News.

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Global Assets Fund
Global Assets Fund provided a competitive +9.16% total return for the first half of fiscal 1998 (for A Class shares at net asset value with distributions reinvested).

   During the period, we increased the Fund's weighting in foreign and domestic stocks to capture the robust capital appreciation potential available from selected European and U.S. equities. Nearly two-thirds of the Fund's net assets were invested in equities as of May 31, compared to 55.7% at the start of fiscal 1998.

WE INCREASED THE FUND'S WEIGHTING IN FOREIGN AND DOMESTIC STOCKS TO CAPTURE THE ROBUST CAPITAL APPRECIATION POTENTIAL AVAILABLE FROM SELECTED EUROPEAN AND U.S. EQUITIES.

      We also reduced the portion of your Fund's net assets allocated to foreign bonds from 19.5% to 18.4% amid concern about the effects of a rising U.S. dollar. The percentage of Fund assets allocated to high-yield U.S. bonds has remained unchanged since autumn. This asset class has helped reduce portfolio volatility and contributed significantly to your Fund's investment income.

   We always take inflation into account when evaluating both U.S. and foreign stocks and bonds and used the same income-oriented approach as International Equity Fund and Global Bond Fund. We compare stocks and bonds within a country as well as across countries, all using a consistent yardstick.

   Following the same strategy as the International Equity Fund (see page 4), Global Assets had a high concentration of stocks in Europe, particularly in the United Kingdom. Many of these stocks have done well since November.

   Your Fund had a modest 3.7% positioning in equities of Asian Pacific Rim countries as of May 31. With some exceptions, this region's weak performance, particularly the Japanese and Hong Kong markets, negatively affected our results.

A New Strategy
Since its inception at the end of 1994, Global Assets Fund has combined multiple types of U.S. and foreign securities. While an all-in-one approach to asset allocation can be sound, our research has shown that many investors and their advisers currently prefer to pick from a menu of mutual funds that invest in only one or two asset classes.

   Beginning in July, we will shift the portfolio to focus on stocks around the world, including the U.S., and rename the Fund Global Equity Fund. We plan to eliminate the bond component. These changes are coming at what we believe is

GLOBAL ASSETS FUND
ASSET MIX
------------------------------
May 31, 1998
High-Yield U.S. Bonds    8.50%
Foreign Bonds           18.40%
U.S. Stocks             38.70%
Foreign Stocks          25.80%
Cash Equivalents         8.60%

Effective July 21, 1998, the Fund will begin to sell the bond component of its portfolio and will be known as Global Equity Fund. The focus of the portfolio will be stocks around the world, including the U.S.

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                                                             diversification
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an opportune moment. We see continued weakness in some foreign bond markets in the months ahead because of the high value of the U.S. dollar. Also, we are exiting the U.S. high-yield market at a time when this market may be at its peak strength.

   Global Equity Fund's fundamental investment objective remains the same - to achieve long-term total return. As a result of these modifications, Global Equity Fund's risk profile may increase and the amount of dividend income available for distribution is expected to be less. However, we believe the long-term benefits of a potentially larger shareholder base make these modifications worthwhile.

Emerging Markets Fund
During the first half of fiscal 1998, political and economic turmoil throughout Asia have had significant negative effects on developing markets throughout the world and Emerging Markets Fund's portfolio.

   Still, we believe our value-oriented stock selection process is making a positive difference. Your Fund tends to emphasize stocks with low price-to-earnings ratios relative to stocks in our benchmark, the Morgan Stanley Emerging Markets Free Index.

   In the midst of volatility, investors gravitate to companies with operations that have stable and growing cash flows, companies likely to survive local economic problems. These are the types of businesses we tend to hold in the Fund's portfolio

   For example, in Mexico we own Grupo Minsa, a major food company that makes flour for tortillas. Our visits to Mexico have shown that more of the country's population is buying processed flour rather than making traditional tortilla paste at home. Although Minsa's stock has lost value during fiscal 1998, we believe the company remains well-positioned for long-term, non-cyclical growth.

   Overall, we held positions in 79 stocks in 24 countries as of May 31, with Brazil being our largest single country position (14.8% of net assets). Such diversification is prudent, given that the risks of investing in emerging markets are considerably greater than those of established markets. Of course, we believe the potential long-term rewards are greater as well.

   Your Fund's second largest country weighting as of May 31 was India. It is difficult to measure the long-term economic fallout from India's nuclear tests. At a minimum, it reinforces

EMERGING MARKETS FUND'S COUNTRY ALLOCATION VS.
MORGAN STANLEY EMERGING MARKETS FREE INDEX

                                                   Morgan Stanley
                   Emerging Markets Fund     Emerging Markets Free Index
Brazil                    14.80%                       13.60%
India                     10.40%                        6.70%
Malaysia                   8.90%                        5.80%
Middle East                9.80%                        6.30%
Other Latin America       10.50%                       25.20%
Other Pacific Rim          9.50%                       22.40%
Eastern Europe            13.10%                        6.50%
South Africa               9.80%                       13.80%
China/Hong Kong            6.20%                        0.80%
Mexico                     5.40%                       11.70%

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      10

investors' fears about the country's historical lack of political stability. Also, although India has enormous growth potential, foreign companies' efforts to reach consumers have often been stymied by bureaucracy and cultural obstacles.

   We believe, however, that many Indian stocks are substantially undervalued. Our largest position in the country is The India Fund, a closed-end fund that traded at a 21% discount to its net asset value as of May 31. Although the fund's share price declined and discount widened following the nuclear tests, the fund still made a positive contribution to Emerging Markets Fund's total return for the first half of 1998. Over the long term, we believe common sense will prevail in the political arena and that any U.S. economic sanctions against India will have only a limited economic impact.

Outlook
In our research across the Pacific, we have found that some countries such as Thailand are making slow progress to get back on their feet. Thailand's new government is reforming and recapitalizing its banking system. The first country to face a currency crisis last summer, Thailand could also lead the way to recovery.

   We've also visited South Korea and Malaysia. Prospects for economic revival there are less well defined. Although these governments appear more willing than Indonesia to address concerns of the International Monetary Fund, a global lending organization that assists emerging market countries, the current economic downturn is likely to be deep and protracted.

   As of mid-year, stocks in Emerging Markets Fund's portfolio were priced at an average of 72% of what we paid for them, indicating a substantial amount of accrued losses, which, if realized, we can use to offset future realized gains.

   Over the long term, we believe the future of selected markets in Europe, South America and elsewhere remains bright. Although tax-management is not a strategy of the Fund, we see the short-term setbacks we've encountered since last summer as providing a potential opportunity for the Fund to realize substantial capital appreciation in the future without generating significant tax liabilities for shareholders.

DELAWARE INTERNATIONAL
ADVISERS LTD.
DELAWARE MANAGEMENT COMPANY

June 15, 1998

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                                                             diversification
                                                                   11

Performance Summary

GROWTH OF A $10,000 INVESTMENT
INCEPTION THROUGH MAY 31, 1998

International Equity Fund
  A Class (Est. 10/31/91)                                   $19,388
Lipper International Fund
  Average (67 Funds)                                        $20,115

Global Assets Fund
  A Class (Est. 12/27/94)                                   $16,402
Lipper Flexible Portfolio
  Average (95 Funds)                                        $16,008

Global Bond Fund
  A Class (Est. 12/27/94)                                   $13,171
Lipper Global Income
  Fund Average (54 Funds)                                   $13,643

Emerging Markets Fund
  A Class (Est. 6/10/96)                                    $ 9,075
Lipper Emerging Markets
  Fund Average (108 Funds)                                  $ 8,789


Chart assumes $10,000 investments on the inception date, reinvestment of distributions and a front-end 4.75% sales charge for the Delaware Investments mutual funds shown above. Sales charges vary for funds in the Lipper averages. Past performance does not guarantee future results. For complete Fund performance and sales charge information, see pages 12 and 13. Performance of other Classes of each Fund vary due to different charges and expenses.


==============================================================================
Your Management Team

Each of Delaware Investments' Global & International Funds is managed in London. Clive A. Gillmore, Robert Akester, Joshua Brooks and Nigel May are responsible for equities in established and emerging overseas markets. Ian G. Sims manages foreign bonds. They are assisted by portfolio managers in Philadelphia who manage U.S. equities and U.S. high-yield bonds. Effective July 21, 1998, Elizabeth A. Desmond in London will manage foreign stocks and overall asset allocation for Global Equity Fund. Robert L. Arnold in Philadelphia will manage U.S. Equities for Global Equity Fund.
==============================================================================

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      12


INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

                                        Lifetime    Five Years  One Year
--------------------------------------------------------------------------
Class A (Est. 10/31/91)
   Excluding Sales Charge                +11.40%     +12.78%     +7.52%
   Including Sales Charge                +10.58%     +11.69%     +2.43%
--------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                 +9.91%                 +6.74%
   Including Sales Charge                 +9.28%                 +2.74%
--------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                +15.09%                 +6.75%
   Including Sales Charge                +15.09%                 +5.75%
--------------------------------------------------------------------------


GLOBAL BOND FUND
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

                                             Lifetime    One Year
--------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                     +9.92%      +3.92%
   Including Sales Charge                     +8.37%      -1.06%
--------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                     +9.17%      +3.09%
   Including Sales Charge                     +8.46%      -0.87%
--------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                     +5.30%      +3.11%
   Including Sales Charge                     +5.30%      +2.12%
--------------------------------------------------------------------------

Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of any distributions and any applicable sales charges as noted below. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Voluntary expense limitations were in effect for each Fund for the periods shown. Performance would have been lower without the limitations.

Class A shares have a 4.75% front-end maximum sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have an annual 1% service and distribution fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

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GLOBAL ASSETS FUND
----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

----------------------------------------------------------------
                                          Lifetime     One Year
Class A (Est. 12/27/94)
   Excluding Sales Charge                  +17.19%     +12.71%
   Including Sales Charge                  +15.53%      +7.33%
----------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                  +16.37%     +11.86%
   Including Sales Charge                  +15.76%      +7.86%
----------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                  +13.97%     +11.91%
   Including Sales Charge                  +13.97%     +10.91%
----------------------------------------------------------------



EMERGING MARKETS FUND
----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998
----------------------------------------------------------------

                                          Lifetime    One Year
Class A (Est. 6/10/96)
   Excluding Sales Charge                  -2.42%     -21.27%
   Including Sales Charge                  -4.80%     -25.02%
----------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge                  -3.05%     -21.80%
   Including Sales Charge                  -4.89%     -24.74%
----------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge                  -3.05%     -21.80%
   Including Sales Charge                  -3.05%     -22.54%
----------------------------------------------------------------

See page 12 for important additional information. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Below are average annual and cumulative six-month returns through May 31, 1998:

                                  Lifetime    Five Years  One Year  Six Months
International Equity Fund*         +11.68%     +13.12%     +7.87%     +13.45%
Global Bond Fund**                 +10.22%                 +4.08%      +0.65%
Global Assets Fund**               +17.54%                +13.02%      +9.31%
Emerging Markets Fund ***           -2.06%                -21.08%      -7.30%

 * Initially offered on November 9, 1992. Performance prior to this date is based on Class A performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge. **Initially offered on December 27, 1994. *** Initially offered June 10, 1996.

14 for international diversification

Financial Statements
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. -
INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)

------------------------------------------------------------------------------------
                                                                            MARKET
                                                   NUMBER                    VALUE
                                                  OF SHARES                (U.S. $)
                                                ------------------------------------
   COMMON STOCK - 94.03%
   Australia - 9.26%
   Amcor .......................                   980,000               $ 4,517,633
   CSR .........................                 1,862,874                 5,442,639
  +Foster's Brewing Group ......                 3,161,165                 6,833,290
  +National Austalia Bank ......                   452,518                 6,242,307
   Orica .......................                   367,400                 2,460,372
                                                                         -----------
                                                                          25,496,241
                                                                         -----------
   Belgium - 2.98%
  +Electrabel ..................                    32,890                 8,215,691
                                                                         -----------
                                                                           8,215,691
                                                                         -----------
   Germany - 10.89%
   Bayer .......................                   142,090                 6,772,254
   Bayerische Vereinsbank ......                    68,800                 5,760,627
   Continental .................                   119,500                 3,620,806
   Rheinisch Westfaelisches Elek                   137,000                 7,281,602
   Siemens .....................                    99,900                 6,546,234
                                                                         -----------
                                                                          29,981,523
                                                                         -----------
   France - 8.91%
  +Alcatel Alsthom .............                    35,531                 7,589,433
   Campagnie de Saint Gobain ...                    29,975                 5,902,461
   Elf Aquitaine ...............                    33,865                 4,696,173
   Societe Generale ............                    32,118                 6,351,244
                                                                         -----------
                                                                          24,539,311
                                                                         -----------
   Hong Kong - 2.04%
   Hong Kong Electric ..........                   932,000                 2,736,118
   Wharf Holdings ..............                 2,258,000                 2,884,673
                                                                         -----------
                                                                           5,620,791
                                                                         -----------
   Japan - 13.76%
   Amano .......................                   194,000                 1,741,669
   Canon Electronics ...........                   343,000                 8,149,024
  +Eisai .......................                   484,000                 6,404,546
  +Kinki Coca-Cola Bottling ....                   183,000                 2,081,640
   Koito Manufacturing .........                   679,000                 3,275,232
   Matsushita Electric .........                   484,000                 7,561,407
   West Japan Railway ..........                     2,320                 8,685,380
                                                                         -----------
                                                                          37,898,898
                                                                         -----------
   Malaysia - 0.48%
   Oriental Holdings ...........                   320,000                   553,410
   Sime Darby ..................                   966,000                   768,730
                                                                         -----------
                                                                           1,322,140
                                                                         -----------
   Netherlands - 6.04%
   Elsevier ....................                   238,000                 3,701,657
   Koninklijke Van Ommeren .....                    66,000                 2,774,529
   Royal Dutch Petroleum .......                    75,280                 4,286,858
   Unilever NV-CVA .............                    74,120                 5,885,550
                                                                         -----------
                                                                          16,648,594
                                                                         -----------
   New Zealand - 3.12%
  +Carter Holt Harvey ..........                 1,117,300                 1,319,435

-----------------
Top 10 stock holdings, representing 30.3% of net assets, are in boldface.

------------------------------------------------------------------------------------------
                                                                                 MARKET
                                                              NUMBER              VALUE
                                                             OF SHARES           (U.S. $)
                                                            ------------------------------
   COMMON STOCK (Continued)
   New Zealand (Continued)
  +Telecom Corporation of New Zealand ..........            1,579,920         $  7,260,380
                                                                              ------------
                                                                                 8,579,815
                                                                              ------------
   Singapore - 0.50%
   Jardine Matheson Holdings Limited ...........              452,287            1,374,952
                                                                              ------------
                                                                                 1,374,952
                                                                              ------------
   Spain - 7.61%
  +Banco Central Hispanoamer ...................              250,038            8,185,112
   Iberdrola ...................................              215,000            3,543,877
  +Telefonica de Espana ........................              206,727            9,227,543
                                                                              ------------
                                                                                20,956,532
                                                                              ------------
   United Kingdom - 28.44%
   BG ..........................................              825,000            4,249,956
   Bass ........................................              411,607            7,621,946
   Blue Circle Industries ......................              953,254            6,057,636
   Boots .......................................              507,500            7,758,231
   British Airways .............................              659,570            6,989,200
   Cable & Wireless ............................              670,000            7,591,614
   Centrica ....................................              935,000            1,525,453
   GKN .........................................              565,800            8,395,619
   Great Universal Stores ......................              620,200            8,868,921
   Rio Tinto ...................................              439,700            5,473,537
   Taylor Woodrow ..............................            1,580,825            5,906,176
   Unigate .....................................              726,000            7,876,719
                                                                              ------------
                                                                                78,315,008
                                                                              ------------
   Total Common Stock (cost $210,550,168) ......                               258,949,496
                                                                              ------------
   WARRANTS - 0.00%
   Indonesia - 0.00%
  *PT Bank Dagang Nasional .....................              568,750                  805
                                                                              ------------
   Total Warrants (cost $0) ....................                                       805
                                                                              ------------

                                                             PRINCIPAL
                                                              AMOUNT
                                                             ---------
   REPURCHASE AGREEMENTS - 7.45%
   With Chase Manhattan 5.53% 06/01/98
      (dated 05/29/98, collateralized by $7,175,000
      U.S. Treasury Notes 6.625% due 04/30/02
      market value $7,466,852) .................         $  7,315,000            7,315,000

   With J.P. Morgan Securities 5.55% 06/01/98
      (dated 05/29/98, collateralized by $6,773,000
      U.S. Treasury Notes 6.00% due 06/30/99
      market value $6,972,108) .................            6,831,000            6,831,000

   With PaineWebber 5.55% 06/01/98
      (dated 05/29/98, collateralized by $3,161,000
      U.S. Treasury Notes 5.75% due 11/15/00
      market value $3,180,265 and $3,135,000
      U.S. Treasury Notes 7.50% due 11/15/01
      market value $3,328,793) .................            6,376,000            6,376,000
                                                                              ------------
   Total Repurchase Agreements
      (cost $20,522,000) .......................                                20,522,000
                                                                              ------------

                                        for international diversification 15

INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------

                                                                      MARKET
                                                                      VALUE
                                                                     (U.S. $)
                                                                     --------
TOTAL MARKET VALUE OF SECURITIES - 101.48%
   (COST $231,072,168) .......................................     $279,472,301
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (1.48%) ..........................................       (4,074,687)
                                                                   ------------
NET ASSETS APPLICABLE TO 17,202,283 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ....................     $275,397,614
                                                                   ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES A CLASS
   ($127,536,932 / 7,967,944 SHARES) .........................           $16.01
                                                                         ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES B CLASS
   ($40,146,020 / 2,515,426 SHARES) ..........................           $15.96
                                                                         ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES C CLASS
   ($14,664,433 / 919,715 SHARES) ............................           $15.94
                                                                         ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES INSTITUTIONAL
   CLASS ($93,050,229 / 5,799,198 SHARES) ....................           $16.05
                                                                         ======

COMPONENTS OF NET ASSETS AT May 31, 1998:
Common stock, $.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to International Equity Series A Class, 25,000,000 shares allocated to International Equity Series B Class,
   25,000,000 shares allocated to International Equity
   Series C Class, and 50,000,000 shares allocated to
   International Equity Series Institutional Class ...........     $229,908,692
Undistributed net investment income** ........................        1,037,134
Accumulated net realized (loss) on investments................       (3,905,760)
Net unrealized appreciation of investments
   and foreign currencies ....................................       48,357,548
                                                                   ------------
Total net assets .............................................     $275,397,614
                                                                   ============
------------
 * Non-income producing security.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
 + Security is partially or fully on loan.

NETASSET VALUE AND OFFERING PRICE PER SHARE
   INTERNATIONAL EQUITY SERIES A CLASS:
Net asset value A Class (A) ..................................           $16.01
Sales charge (4.75% of offering price or 5.00% of the amount
   invested per share)(B) ....................................             0.80
                                                                         ------
Offering price ...............................................           $16.81
                                                                         ======
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC. -
GLOBAL BOND SERIES
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       MARKET
                                                  PRINCIPAL            VALUE
                                                   AMOUNT*            (U.S.$)
                                               --------------------------------
BONDS - 96.82%
AUSTRALIA - 7.67%
Federal National Mortgage Association
   5.75% 09/05/00 .........................  A$   600,000          $  378,676
New South Wales Treasury
   7.00% 02/01/00 .........................       800,000             515,220
Queensland Treasury
   8.00% 08/14/01 .........................       750,000             508,070
                                                                    ---------
                                                                    1,401,966
                                                                    ---------
CANADA - 9.06%
Abbey National Treasury Service
   7.00% 12/31/99 .........................  C$   550,000             385,785
KFW International Finance
   6.50% 12/28/01 .........................       120,000              85,149
Kingdom of Norway 8.375% 01/27/03 .........       120,000              91,688
Ontario Hydro 10.00% 03/19/01 .............       470,000             361,731
Ontario Hydro 10.875% 03/29/99.............       500,000             358,651
Japan Highway 7.875% 09/27/02 .............       500,000             372,379
                                                                    ---------
                                                                    1,655,383
                                                                    ---------
DENMARK - 1.83%
Kingdom of Denmark
   7.00% 11/15/07 .........................  Dk 2,000,000             335,294
                                                                    ---------
                                                                      335,294
                                                                    ---------
GERMANY - 15.29%
Abbey National Treasury
   5.625% 09/30/02 ........................ Dem   500,000             291,060
Baden Wurt L-Finance NV
   5.25% 09/26/01 .........................       600,000             344,021
Baden Wurt L-Finance NV
   6.625% 08/20/03 ........................        75,000              45,602
Bundesrepublik Deutschuland
   8.375% 05/21/01 ........................     1,090,000             679,335
Deutsche Pfandbriefe Hypotheken
   5.625% 02/07/03 ........................       400,000             233,503
International Bank Reconstruction
   & Development 6.125% 09/27/02...........       600,000             356,413
Republic of Austria 7.25% 05/03/07 ........       500,000             324,664
Republic of Finland 5.50% 02/09/01 ........       900,000             519,812
                                                                    ---------
                                                                    2,794,410
                                                                    ---------
JAPAN - 4.56%
Federal National Mortgage Association
   2.00% 12/20/99 .........................Jpy 60,000,000             442,494
International Bank Reconstruction
   & Development 4.50% 06/20/00 ...........    25,000,000             194,947
Republic of Italy 3.50% 06/20/01 ..........    25,000,000             195,622
                                                                    ---------
                                                                      833,063
                                                                    ---------

16 for international diversification

GLOBAL BOND SERIES
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                  PRINCIPAL            VALUE
                                                   AMOUNT*            (U.S.$)
                                               --------------------------------
BONDS (CONTINUED)
NETHERLANDS -9.93%
Netherland Government 7.50%
   01/15/23 ............................... Nlg  1,400,000         $  894,631
Netherlands Government 9.00%
   05/15/00  ..............................      1,700,000            920,346
                                                                    ---------
                                                                    1,814,977
                                                                    ---------
NEW ZEALAND - 8.31%
Government of New Zealand 6.50%
   02/15/00................................ NZ$    200,000            105,716
Government of New Zealand 8.00%
   04/15/04 ...............................      1,500,000            854,586
Government of New Zealand 8.00%
   11/15/06 ...............................        600,000            352,831
Government of New Zealand 10.00%
   03/15/02 ...............................        350,000            206,248
                                                                    ---------
                                                                    1,519,381
                                                                    ---------
SOUTH AFRICA - 3.76%
Republic of South Africa 12.50%
   01/15/02 ............................... Sa   3,700,000            688,042
                                                                    ---------
                                                                      688,042
                                                                    ---------
SPAIN - 2.85%
Spanish Government 0.00%
   01/31/08 ............................... Sp  50,000,000            353,102
Spanish Government 0.00%
   01/31/01 ...............................     25,000,000            167,634
                                                                    ---------
                                                                      520,736
                                                                    ---------
SWEDEN - 2.82%
Swedish Government 8.00%
   08/15/07 ............................... Sk   1,000,000            154,638
Swedish Government 10.25%
   05/05/03 ...............................      1,000,000            157,498
Swedish Government 13.00%
   06/15/01 ...............................      1,300,000            204,121
                                                                    ---------
                                                                      516,257
                                                                    ---------
UNITED KINGDOM - 6.87%
Abbey National Treasury 8.00%
   04/02/03 ............................... Gbp     40,000             69,176
Depfa Finance 7.125% 11/11/03 .............        220,000            368,801
Glaxo Wellcome 8.75% 12/01/05 .............        230,000            426,607
Ontario Province 6.875% 09/15/00  .........         85,000            138,851
SmithKline Beecham Notes 8.375%
   12/29/00 ...............................        150,000            252,984
                                                                    ---------
                                                                    1,256,419
                                                                    ---------

-------------------------------------------------------------------------------
                                                                       MARKET
                                                  PRINCIPAL            VALUE
                                                   AMOUNT*            (U.S.$)
                                               --------------------------------
BONDS (CONTINUED)
UNITED STATES - 23.87%
J. Sainsbury plc 6.25% 03/27/02 ...........      $ 100,000           $100,375
Korea Electric Power 6.375% 12/01/03 ......        200,000            168,875
Matsushita Electric 7.25% 08/01/02 ........        200,000            208,125
Republic of Finland 7.875% 07/28/04 .......        200,000            220,625
U.S. Treasury Inflation Index Note
   3.625% 07/15/02 ........................        353,815            349,612
U.S.Treasury Inflation Index Note
   3.375% 01/15/07 ........................        408,748            396,739
U.S. Treasury Inflation Index Note
   3.625% 01/15/08 ........................        300,684            297,770
U.S. Treasury Note 6.25% 02/15/03 .........        500,000            513,645
U.S. Treasury Note 6.25% 02/15/07..........      1,000,000          1,040,700
U.S. Treasury Note 6.375% 08/15/27 ........        500,000            537,220
U.S. Treasury Note 7.50% 11/15/01 .........        500,000            529,610
                                                                   ----------
                                                                    4,363,296
                                                                   ----------
TOTAL BONDS (COST OF $18,207,166) .........                        17,699,224
                                                                   ----------

REPURCHASE AGREEMENTS - 0.75%
With Chase Manhattan 5.53% 06/01/98
   (dated 05/29/98, collateralized by
   $48,000 U.S. Treasury Notes 6.625%
   due 04/30/02 market value $49,847) .....         49,000             49,000
With JP Morgan Securities 5.55% 06/01/98
   (dated 05/29/98, collateralized by
   $45,000 U.S. Treasury Notes 6.00%
   due 06/30/99 market value $46,544)......         46,000             46,000
With PaineWebber 5.55% 06/01/98
   (dated 05/29/98, collateralized by
   $21,000 U.S. Treasury Notes 5.75%
   due 11/15/00 market value $21,231
   and $21,000 U.S. Treasury Notes 7.50%
   due 11/15/01 market value $22,222)......         42,000             42,000
                                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $137,000)                           137,000
                                                                   ----------

GLOBAL BOND SERIES
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE
                                                                      (U.S.$)
                                                                      -------

TOTAL MARKET VALUE OF SECURITIES - 97.57%
   (COST $18,344,166) .....................................         $17,836,224
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.43% ...             444,489
                                                                    -----------
NET ASSETS APPLICABLE TO 1,716,290 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .................         $18,280,713
                                                                    ===========

NET ASSET VALUE - GLOBAL BOND SERIES A CLASS
   ($4,364,522 / 409,596 SHARES) ..........................              $10.66
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES B CLASS
   ($1,127,027 / 105,827 SHARES)...........................              $10.65
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES C CLASS
   ($654,716 / 61,799 SHARES) .............................              $10.59
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES INSTITUTIONAL CLASS
   ($12,134,448 / 1,139,068 SHARES) .......................              $10.65
                                                                         ======

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common stock, $.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Global Bond Series A Class,
   25,000,000 shares allocated to Global Bond
   Series B Class, 25,000,000 shares allocated to
   Global Bond Series C Class, and 50,000,000
   shares allocated to Global Bond Series
   Institutional Class ....................................         $18,778,833
Undistributed net investment income** .....................             121,543
Accumulated net realized loss on investments ..............            (106,939)
Net unrealized depreciation of investments and
  foreign currencies ......................................            (512,724)
                                                                    -----------
Total net assets ..........................................         $18,280,713
                                                                    ===========
--------
*Principal amount is stated in the currency in which each bond is denominated.
 A$   - Australian Dollars              Jpy - Japanese Yen
 Gbp  - British Pounds                  NZ$ - New Zealand Dollars
 C$   - Canadian Dollars                Sa  - South African Rand
 Dk   - Danish Krona                    Sk  - Swedish Kroner
 Nlg  - Dutch Guilders                  Sp  - Spanish Pesetas
 Dem  - German Deutsche Marks           $   - U. S. Dollars

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

NET ASSET VALUE AND OFFERING PRICE
  PER SHARE - GLOBAL BOND SERIES A CLASS:
Net asset value A Class (A) ...............................              $10.66
Sales charge (4.75% of offering price or 4.97%
  of the amount invested per share)(B) ....................                0.53
                                                                         ------
Offering price ............................................              $11.19
                                                                         ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                          for international diversification 17

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC. -
GLOBAL ASSETS SERIES
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------
COMMON STOCK - 64.51%
AUSTRALIA - 3.03%
Amcor Limited  .............................        13,900           $ 64,077
CSR Limited ................................        28,650             83,705
Foster's Brewing Group  ....................        52,239            112,922
National Australia Bank ....................        10,588            146,057
Southcorp Holdings .........................        32,472            116,173
Orica ......................................         7,043             47,165
                                                                     --------
                                                                      570,099
                                                                     --------
BELGIUM - 0.76%
Electrabel  ................................           570            142,382
                                                                     --------
                                                                      142,382
                                                                     --------
FRANCE - 2.90%
Compagnie de Saint Gobain ..................         1,120            220,542
Elf Aquitaine ..............................         1,232            170,846
Societe Generale ...........................           779            154,045
                                                                     --------
                                                                      545,433
                                                                     --------
GERMANY - 2.85%
Bayer ......................................         2,100            100,090
Bayerische Vereinsbank  ....................         1,600            133,968
Continental ................................         3,800            115,139
Rheinisch Westfaelisches Elektric  .........         1,850             98,328
Siemens ....................................         1,350             88,463
                                                                     --------
                                                                      535,988
                                                                     --------
HONG KONG - 0.53%
Hong Kong Electric .........................        11,000             32,293
Wharf Holdings .............................        52,000             66,432
                                                                     --------
                                                                       98,725
                                                                     --------
JAPAN - 3.00%
Canon Electronics  .........................         5,000            118,790
Chiyoda Fire and Marine ....................        12,000             43,801
Eisai.......................................         5,000             66,163
Hitachi ....................................        10,000             65,731
Koito Manufacturing ........................        10,000             48,236
Matsushita Electric ........................         7,000            109,359
West Japan Railway  ........................            20             74,874
Yokohama Reito .............................         5,000             35,997
                                                                     --------
                                                                      562,951
                                                                     --------
MALAYSIA - 0.04%
Sime Darby  ................................         8,300              6,605
                                                                     --------
                                                                        6,605
                                                                     --------
NETHERLANDS - 1.73%
Elsevier ...................................         5,150             80,099
Koninklijke Van Ommeren ....................         2,515            105,726
Royal Dutch Petroleum  .....................         2,440            138,947
                                                                     --------
                                                                      324,772
                                                                     --------
New Zealand - 0.83%
Carter Holt Harvey Limited .................        32,800             38,734
Telecom Corporation of New Zealand..........        21,600             99,261
Telecom Corporation of New Zealand IR ......         7,126             18,696
                                                                     --------
                                                                      156,691
                                                                     --------

18 for international diversification

GLOBAL ASSETS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------
 COMMON STOCK (CONTINUED)
 SPAIN - 1.87%
 Banco Central Hispanoamericano .............        3,604              $117,963
 Iberdrola ..................................        6,000                98,899
 Telefonica de Espana .......................        3,027               135,114
                                                                       ---------
                                                                         351,976
                                                                       ---------
 UNITED KINGDOM - 8.26%
 BG .........................................        7,059                36,363
 Bass .......................................        5,893               109,121
 Blue Circle Industries .....................       13,256                84,238
 Boots ......................................       11,200               171,216
 British Airways ............................        6,253                66,258
 Cable & Wireless ...........................       16,400               185,825
*Centrica ...................................        8,000                13,052
 GKN ........................................       17,600               261,157
 Glaxo Wellcome .............................        7,320               199,441
 PowerGen ...................................       13,700               172,666
 Rio Tinto ..................................        8,650               107,678
 Taylor Woodrow .............................       38,600               144,215
                                                                       ---------
                                                                       1,551,230
                                                                       ---------
 UNITED STATES - 38.71%
 Aflac ......................................        3,200               204,600
 Alltel .....................................        2,200                86,763
 American Home Products .....................        6,400               309,200
 American International Group ...............          950               117,622
 Chubb ......................................        1,100                87,519
 CIA Telecom Chile ..........................        2,100                46,594
 CMS Energy .................................        1,800                78,413
 ConAgra ....................................        5,400               157,950
 Danaher ....................................        2,200               159,088
 Developers Diversified Realty ..............          700                27,431
 Ecolab .....................................        8,900               274,788
 Equifax ....................................        5,500               200,063
 Ericsson (LM) Tel `B' ADS ..................        2,600                72,556
 Exxon ......................................        1,200                84,600
 Federal Home Loan ..........................        3,400               154,700
 Federal National Mortgage ..................        1,200                71,850
 Federal Signal .............................        2,900                64,888
 Foster Wheeler .............................        1,900                48,213
 Freeport Mc Copp ...........................          360                76,950
 Fuller (HB) ................................        1,700               106,675
 GenCorp ....................................        2,300                68,569
 General Electric ...........................          500                41,688
 Grace (W.R.) ...............................        1,000                18,563
 Hannaford Brothers .........................        1,500                66,281
 Hershey Foods ..............................        1,000                69,250
 Hewlett-Packard ............................        2,600               161,525
 Hillenbrand Industries .....................        2,600               160,550
 HON Industries .............................        5,400               172,969
 Intel ......................................        1,900               135,672
 Intimate Brands ............................        8,500               243,844
 Jardine Matheson Holdings Limited ..........       13,027                39,602
 Johnson & Johnson ..........................        3,300               227,906
 Kerr-McGee .................................          900                56,925

-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------
COMMON STOCK (CONTINUED)
UNITED STATES (CONTINUED)
Lowe's Companies ............................        1,300              $102,944
Masco .......................................        4,900               275,625
May Department Stores .......................        1,300                83,606
Miller ......................................        2,200                60,913
Nationwide Financial Services-A .............        2,900               125,969
Nationwide Health Properties ................        2,300                55,200
Pentair .....................................        2,300               100,913
Philip Morris ...............................        5,000               186,875
PMI Group ...................................        2,500               187,969
Provident ...................................        2,600                95,875
Ralston-Purina Group ........................          900               100,181
Rite Aid ....................................        9,500               340,214
SAFECO ......................................        2,000                93,375
SBC Communications ..........................        2,400                93,300
Sealed Air ..................................          536                28,676
Sealed Air - A ..............................          475                26,452
ServiceMaster ...............................        2,000                66,125
Service International .......................        2,800               114,450
Sherwin-Williams ............................        4,600               152,950
Stewart Enterprises .........................        3,000                81,094
Sun Communities .............................        1,500                50,906
Symbol Technologies .........................        5,450               191,772
Teleflex ....................................        1,800                72,788
Total S A - ADR .............................        2,500               155,781
Tyco International ..........................        1,400                77,525
Universal Foods .............................        4,600               109,538
Unum ........................................        1,800               100,013
Valspar .....................................        3,600               145,350
Wallace Computer Services ...................        3,900               104,325
                                                                     -----------
                                                                       7,274,511
                                                                     -----------
TOTAL COMMON STOCK (COST $9,638,964)                                  12,121,363
                                                                     -----------
WARRANTS - 0.01%
INDONESIA - 0.01%
*  PT Bank Dagang Nasional Warrants
   02/14/00 .................................       75,000                   106
                                                                     -----------
TOTAL WARRANTS (COST $0)                                                     106
                                                                     -----------

                                                   PRINCIPAL
                                                    AMOUNT**
BONDS - 26.91%
AUSTRALIA - 1.41%
Queensland Treasury Global 8.00% 08/14/01 ...  A$     200,000            135,485
NSWTC Regd - Government Agency
   7.00% 2/1/00 .............................         200,000            128,805
                                                                     -----------
                                                                         264,290
                                                                     -----------
CANADA - 1.82%
Canada Government 4.25% 12/01/21 ............  C$      90,000             65,175
Canada Government Series
   VSO5 4.25% 12/1/26 .......................          60,000             43,730
GMAC Canada 6.75% 12/14/01 ..................         100,000             70,743
Government of Canada 9.00% 12/01/04..........         150,000            124,039
Kingdom of Norway 8.38% 01/27/03 ............          50,000             38,203
                                                                     -----------
                                                                         341,890
                                                                     -----------
                                         for international diversification 19

GLOBAL ASSETS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                   PRINCIPAL           VALUE
                                                   AMOUNT**           (U.S.$)
                                               --------------------------------
BONDS (CONTINUED)
GERMANY - 4.6%
Baden Wurt L-Finance NV 6.63% 08/20/03 .........Dem  150,000             $91,203
Bayerische Vereinsbank 6.50% 06/06/05 ..........     200,000             122,632
Bundesrepblik Deutscheland 5.75% 08/22/00 ......     350,000             202,747
Bundesrepblik Deutschland 6.50% 07/15/03 .......     150,000              91,395
Bundesrepblik Deutscheland 8.38% 05/21/01 ......     240,000             149,578
DSL Finance NV 6.00% 02/21/06 ..................     350,000             208,643
                                                                       ---------
                                                                         866,198
                                                                       ---------
JAPAN - 2.40%
Federal National Mortgage Association
  2.00% 12/20/99 ..............................Jpy40,000,000             294,996
International Bank Reconstruction & Development
  4.50% 06/20/00 ...............................  10,000,000              77,979
Republic of Italy 3.50% 06/20/01 ...............  10,000,000              78,249
                                                                       ---------
                                                                         451,224
                                                                       ---------
NETHERLANDS - 2.17%
Netherlands Government 7.50% 01/15/23 ..........Nlg  300,000             191,707
Netherlands Government 9.00% 05/15/00 ..........     400,000             216,552
                                                                       ---------
                                                                         408,259
                                                                       ---------
NEW ZEALAND - 1.74%
Government of New Zealand
  6.50% 02/15/00 ...............................NZ   100,000              52,858
Government of New Zealand
  8.00% 04/15/04 ...............................     190,000             108,248
Government of New Zealand 8.00% 11/15/06 .......     280,000             164,655
                                                                       ---------
                                                                         325,760
                                                                       ---------
SOUTH AFRICA - 0.69%
Republic of South Africa 12.5% 1/15/02 .........Sa   700,000             130,170
                                                                       ---------
                                                                         130,170
                                                                       ---------
SWEDEN - 2.03%
Sweden (Kingdom of) 5.50% 04/12/02 .............Sk 1,000,000             131,087
Swedish Government 8.00% 08/15/07 ..............   1,000,000             154,638
Swedish Government 9.00% 04/20/09 ..............     200,000              33,605
Swedish Government 13.00% 06/15/01 .............     400,000              62,806
                                                                       ---------
                                                                         382,136
                                                                       ---------
UNITED KINGDOM - 1.49%
Abbey Nat'l Treasury 8.00% 04/02/03 ............Gbp   50,000              86,470
Depfa Finance 7.13% 11/11/03 ...................      60,000             100,582
Glaxo Wellcome 8.75% 12/01/05 ..................      50,000              92,741
                                                                       ---------
                                                                         279,793
                                                                       ---------
UNITED STATES - 8.55%
AFC Enterprises 10.25% 05/15/07 ................$     25,000              26,562
Albritton Communications 9.75% 11/30/07 ........      25,000              26,187
American Builders and Contractors
  10.63% 05/15/07 ..............................      25,000              25,937
American Safety Razor 9.88% 08/01/05 ...........      25,000              27,250
American Standard 10.88% 05/15/99 ..............      25,000              26,187
American Standard sr nts 7.375% 2/1/08 .........      50,000              49,375
Atrium 10.50% 11/15/06 .........................      25,000              26,625
Calpine 10.50% 05/15/06 ........................      25,000              27,437
Cinemark 9.63% 08/01/08 ........................      25,000              25,875
Clark Materials Handling 10.75% 11/15/06 .......      25,000              27,000
Cole National Group 9.88% 12/31/06 .............      25,000              26,937
Commonwealth Aluminum 10.75% 10/01/06 ..........      25,000              26,937
Consumers International 10.25% 04/01/05 ........      50,000              54,875

-------------------------------------------------------------------------------
                                                                       MARKET
                                                   PRINCIPAL           VALUE
                                                   AMOUNT**           (U.S.$)
                                               --------------------------------

BONDS (CONTINUED)
UNITED STATES (CONTINUED)
Costilla Energy Notes 10.25% 10/01/06 ..........     $25,000             $25,250
Decisionone Holdings 11.50% 08/01/08 ...........      25,000              14,875
Delta Beverage Group 9.75% 12/15/03 ............      25,000              26,125
DiGiorgio 10.00% 06/15/07 ......................     100,000             101,000
Dyncorp 9.50% 03/01/07 .........................      25,000              25,780
First Nationwide Holdings 9.13% 01/15/03 .......      25,000              26,437
Fleming 10.63% 12/15/01 ........................      50,000              53,500
Four M 12.00% 06/01/06 .........................      25,000              26,750
Graphic Controls 12.00% 09/15/05 ...............      25,000              28,063
HCC Industries 10.75% 05/15/07 .................      25,000              26,500
Healthsouth Rehabilitation 9.50% 04/01/01 ......      25,000              26,375
Hollinger International Publishing
  9.25% 03/15/07 ...............................      25,000              26,250
Hollywood Theaters 10.63% 08/01/07 .............      25,000              27,031
Huntsman 9.50% 07/01/07 ........................      25,000              25,688
Hydrochem Industrial Services
  10.38% 08/01/07 ..............................      25,000              26,250
Insilco 10.25% 08/15/07 ........................      50,000              52,563
Loomis Fargo 10.00% 01/15/04 ...................      50,000              50,500
Motors and Gears 10.75% 11/15/06 ...............      50,000              54,000
Muzak LP/Muzak Capital 10.00% 10/01/03 .........      25,000              26,063
Nortek 9.25% 03/15/07 ..........................      25,000              25,875
Petro Stopping Centers 10.50% 02/01/07 .........      25,000              27,000
Portola Packaging 10.75% 10/01/05 ..............      25,000              26,250
Precise Technology 11.13% 06/15/07 .............      50,000              52,000
Prestolite Electric 144A 9.625% 2/1/8 ..........      75,000              76,688
Pride Petroleum Services 9.38% 05/01/07 ........      25,000              26,750
Reliant Building 10.88% 05/01/04 ...............      50,000              51,500
Rogers Cable Systems 9.63% 08/01/02 ............      25,000              26,750
Rogers Communications 8.88% 07/15/07 ...........      25,000              25,250
Trump-Atlantic City 11.25% 05/01/06 ............      50,000              49,125
United Refining 10.75% 06/15/07 ................     100,000              99,500
Westinghouse Air Brakes 9.38% 06/15/05 .........      25,000              26,375
William Carter 10.38% 12/01/06 .................      25,000              26,844
                                                                      ----------
                                                                       1,606,091
                                                                      ----------
TOTAL BONDS (COST $5,123,045) ..................                       5,055,811
                                                                      ----------
REPURCHASE AGREEMENTS - 8.93%
With Chase Manhattan Bank 5.625% 06/01/98
  (dated 05/29/98, collateralized by $587,000
  U.S. Treasury Notes 6.625% due 04/30/02,
  market value $610,898) .......................     598,000             598,000
With J.P. Morgan Securities 5.55% 06/01/98
  (dated 05/29/98, collateralized by $554,000
  U.S. Treasury Notes 6.00% due 06/30/99,
  market value $570,420) .......................     559,000             559,000
With PaineWebber 5.50% due 06/01/98
  (dated 05/29/98, collateralized by $259,000
  U.S. Treasury Notes 5.75% due 11/15/00,
  market value $260,192 and $256,000
  U.S. Treasury Notes 7.50% due 11/15/01,
  market value $272,344) .......................     522,000             522,000
                                                                      ----------
TOTAL REPURCHASE AGREEMENTS
(COST $1,679,000) ..............................                       1,679,000
                                                                      ----------

20 for international diversification

GLOBAL ASSETS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE
                                                                      (U.S.$)
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 100.35%
  (COST $16,441,009) ..........................................     $18,856,280
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - (0.35)% ..................................         (66,353)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,363,245 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................     $18,789,927
                                                                    ===========
NET ASSET VALUE - GLOBAL ASSETS SERIES
  A CLASS ($7,285,026 / 528,281 SHARES) .......................          $13.79
                                                                         ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
  B CLASS ($5,284,491 / 383,186 SHARES) .......................          $13.79
                                                                         ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
  C CLASS ($3,566,448 / 259,571 SHARES) .......................          $13.74
                                                                         ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
  INSTITUTIONAL CLASS ($2,653,962 / 192,207 SHARES) ...........          $13.81
                                                                         ======

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common stock $.01 par value   500,000,000 shares authorized
   to the Fund with 50,000,000 shares allocated to
   the Global Assets Series A Class, 25,000,000
   shares allocated to the Global Assets Series B
   Class, 25,000,000 shares allocated to the
   Global Assets Series C Class, and 50,000,000
   allocated to the Global Assets Series
   Institutional Class ........................................     $16,236,472
Undistributed net investment income***.........................          26,543
Accumulated net realized gain on investments ..................         113,519
Net unrealized appreciation of investments and
   foreign currencies..........................................       2,413,396
                                                                    -----------
Total net assets...............................................     $18,789,927
                                                                    ===========
------------
  *Non-Income producing security.
 **Principal amount is stated in the currency in which each bond is denominated.
   A$   - Australian Dollars          Jpy  - Japanese Yen
   Gbp  - British Pounds              NZ$  - New Zealand Dollar
   C$   - Canadian Dollars            Sk   - Swedish Kroner
   Nlg  - Dutch Gilders               Sa   - South African Rand
   Dem  - German Deutsche Mark        $    - U.S. Dollars
***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
   ADR  - American Depository Receipt

   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      GLOBAL ASSETS SERIES A CLASS:
   Net asset value A Class (A) ................................          $13.79
   Sales charge (4.75% of offering price or 5.00%
     of the amount invested per share)(B) .....................            0.69
                                                                         ------
   Offering price .............................................          $14.48
                                                                         ======
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC. -
EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------

 COMMON STOCK - 98.19%
 ARGENTINA - 4.31%
 Central Puerto-Class B ......................        80,000          $  220,096
 Transportadora de Gas del sur,-Class B ......        70,600             149,737
 YPF Sociedad Anonima-ADR ....................         9,800             304,413
                                                                      ----------
                                                                         674,246
                                                                      ----------
 BRAZIL - 14.77%
 Aracruz Celulose-ADR ........................        11,250             151,875
 Brasmotor ...................................     1,606,000             164,747
 Centrais Electricas de Santa Catarina-GDR ...         1,000              89,551
 Companhia Energetica de Minas Gerais-ADR ....         9,240             306,296
 Companhia Paranaense de Energia-Copel ADR ...         7,878              78,288
 Elevadores Atlas ............................        18,000             258,194
 Gerdau Metalurgica ..........................    10,110,000             404,295
 Gerdau Metalurgica ..........................       277,018               7,824
 Lojas Renner ................................     4,100,000             140,789
 Rossi Residential ...........................        24,800             171,415
 Telecommunicacoes Brasileiras-ADR ...........         4,350             463,819
 Usinas Siderurgicas de Minas Gerais-ADR .....        13,370              73,580
                                                                      ----------
                                                                       2,310,673
                                                                      ----------
 CHILE - 4.28%
 Administradora de Fondos
   de Pensiones Provida ADR ..................        15,100             253,869
 Banco BHIF-ADR ..............................        13,000             196,625
 Empresa Nacional Electricidad-ADR ...........        14,050             218,653
                                                                      ----------
                                                                         669,147
                                                                      ----------
 CZECHOSLOVAKIA - 1.69%
 Komercni Banka I.F ..........................         5,300              91,390
 Restitucni Investment Fund ..................         6,400             172,507
                                                                      ----------
                                                                         263,897
                                                                      ----------
 EGYPT - 1.89%
 Paints and Chemicals GDR ....................        32,000             296,000
                                                                      ----------
                                                                         296,000
                                                                      ----------
 ESTONIA - 0.70%
 Eesti Uhispank-GDR ..........................        11,344             109,186
                                                                      ----------
                                                                         109,186
                                                                      ----------
 GERMANY - 0.27%
*EGIS Rt .....................................         1,150              42,187
                                                                      ----------
                                                                          42,187
                                                                      ----------
 GREECE - 2.96%
 Attica Enterprises ..........................        15,090             249,834
 Helenic Bottling Company ....................         6,380             213,350
                                                                      ----------
                                                                         463,184
                                                                      ----------
 HONG KONG - 6.21%
 First Tractor ...............................       610,000             245,990
 Guangdong Kelon Electric Holding ............       229,000             218,678
 Guangshen Railway ...........................     1,150,000             158,789
 Shenzhen Expressway .........................     1,674,000             347,791
                                                                      ----------
                                                                         971,248
                                                                      ==========
--------------
Top 10 stock holdings, representing 20.0% of net assets, are in boldface.

                                          for international diversification 21

EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------
 COMMON STOCK (CONTINUED)
 INDIA - 10.36%
 Gujarat Ambuja Cement-GDR ......................     14,600             $96,725
 India Fund, (The) ..............................     50,560             385,520
 Larsen & Toubro-GDR ............................     16,200             206,145
 Mahanagar Telephone Nigam limited-GDR ..........     27,000             354,376
 Tata Engineering & Locomotive Limited GDR ......     48,300             252,368
*Videsh Sanchar Nigam Limited ...................     27,500             326,563
                                                                       ---------
                                                                       1,621,697
                                                                       ---------
 INDONESIA - 0.24%
 PT Bank Dagang Nasional ........................    716,750               6,343
 PT Semen Gresik ................................     52,000              27,842
 PT United Tractors .............................     77,000               4,089
                                                                       ---------
                                                                          38,274
                                                                       ---------
 ISRAEL - 4.77%
 Bank Hapoalim ..................................    120,000             368,569
 Israel Chemicals Limited .......................    298,581             378,095
                                                                       ---------
                                                                         746,664
                                                                       ---------
 MALAYSIA - 8.87%
 Leader Universal Holdings ......................    615,000             124,751
 Petronas Dagangan ..............................    337,000             350,562
 Public Finance .................................    105,000              31,675
 Resorts World ..................................    224,000             346,609
 Rothmans of Pall Mall ..........................     41,300             311,475
 Sime Darby .....................................    280,000             222,820
                                                                       ---------
                                                                       1,387,892
                                                                       ---------
 MEXICO - 5.40%
 ALFA, de C.V.-Class A ..........................     55,015             255,594
 Cemex, de C.V.-Class B .........................     36,000             175,003
*Grupo Minsa-Class C ............................    117,000              66,289
*Grupo Minsa-ADR ................................     13,000              74,750
 Vitro-ADR ......................................     31,900             273,144
                                                                       ---------
                                                                         844,780
                                                                       ---------
 PERU - 1.88%
 Banco de Credito del Peru ......................    113,380             106,832
 Creditcorp Limited .............................     11,825             187,722
                                                                       ---------
                                                                         294,554
                                                                       ---------
 POLAND - 2.27%
 Elektrim Spolka Akcyjna ........................     27,000             354,999
                                                                       ---------
                                                                         354,999
                                                                       ---------
 ROMANIA - 1.95%
 Banco Turco Romana-GDR .........................     16,500             305,250
                                                                       ---------
                                                                         305,250
                                                                       ---------
 RUSSIA - 2.49%
 Gazprom ADR ....................................      4,200              58,380
*Gazprom-ADR Reg.s ..............................      5,000              69,687
 Lukoil Holding-ADR .............................      3,100             127,627
 Mosenergo-ADR ..................................     19,800             133,508
                                                                       ---------
                                                                         389,202
                                                                       ---------

-------------------------------------------------------------------------------
                                                                       MARKET
                                                     NUMBER            VALUE
                                                   OF SHARES          (U.S.$)
                                               --------------------------------

 COMMON STOCK (CONTINUED)
 SLOVENIA - 0.77%
 Blagovno Trgovinski Center GDR .................       9,615         $   64,901
 SKB Banka-GDR ..................................       4,000             55,000
                                                                      ----------
                                                                         119,901
                                                                      ----------
 SOUTH AFRICA - 9.79%
 Amalgamated Banks of South Africa ..............      22,800            179,023
 AngloAmerican Corporation of
 South Africa Limited ...........................       7,500            359,151
 Edgars Stores ..................................       6,504            102,137
 Ingwe Coal .....................................      46,400            163,722
 Iscor ..........................................   1,059,300            308,055
 Sappi Limited ..................................      39,600            213,432
 Sasol Limited ..................................      25,800            205,079
                                                                      ----------
                                                                       1,530,599
                                                                      ----------
 SOUTH KOREA - 1.46%
 Pohang Iron & Steel Limited ....................       5,660            227,639
                                                                      ----------
                                                                         227,639
                                                                      ----------
 TAIWAN - 2.90%
 Asia Cement-GDR ................................      24,000            233,400
*Yageo-GDR ......................................      21,000            220,500
                                                                      ----------
                                                                         453,900
                                                                      ----------
 THAILAND - 4.94%
 Hana Microelectronics Public Co. Limited .......      94,200            326,516
 K.R. Precision .................................      71,700            140,240
*Ruang Khao 2 Fund ..............................   1,003,100            126,660
 Thai Reinsurance Public Co. Limited ............      86,000            178,856
                                                                      ----------
                                                                         772,272
                                                                      ----------
 TURKEY - 3.00%
*Efes Sinai Yatirim Holdings-ADR ................       9,869            213,417
*Netas-Northern Eleckrik Telekomunikayson. ......     870,000            255,884
                                                                      ----------
                                                                         469,301
                                                                      ----------
 TOTAL COMMON STOCK (COST $19,647,106) ..........                     15,356,692
                                                                      ----------

 WARRANTS - 0.00%
 HONG KONG - 0.00%
*Guangdong Investment 7/99 ......................      14,800                241
                                                                      ----------
                                                                             241
                                                                      ----------
 INDONESIA - 0.00%
*PT Bank Dagang Nasional 2/14/00 ................      68,250                 97
                                                                      ----------
                                                                              97
                                                                      ----------
  TOTAL WARRANTS (COST $0) ......................                            338
                                                                      ----------

22 for international diversification

EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                     AMOUNT           (U.S.$)
                                               --------------------------------

REPURCHASE AGREEMENTS - 3.97%
With Chase Manhattan 5.53% 06/01/98 (dated
   05/29/98, collateralized by $217,000 U.S.
   Treasury Notes 6.625% due 04/30/02
   market value $225,949).......................   $221,000        $ 221,000
With J.P. Morgan Securities 5.55% 06/01/98 (dated
   05/29/98, collateralized by $205,000 U.S.
   Treasury Notes 6.00% due 06/30/99 market value
   $210,977)....................................    207,000          207,000
With PaineWebber 5.55% 06/01/98 (dated 05/29/98,
   collateralized by $96,000 U.S. Treasury Notes
   5.75% due 11/15/00 market value $96,235 and
   $95,000 U.S. Treasury Notes 7.50% due 11/15/01
   market value $100,730).......................    193,000          193,000
                                                                  ----------
TOTAL REPURCHASE AGREEMENTS (COST $621,000).....                     621,000
                                                                  ----------

TOTAL MARKET VALUE OF SECURITIES - 102.16%
  (COST $20,268,106) ..........................................  $15,978,030
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - (2.16%) ..................................     (337,416)
                                                                 -----------
NET ASSETS APPLICABLE TO 1,772,170 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $15,640,614
                                                                 ===========
NET ASSET VALUE - EMERGING MARKETS SERIES A CLASS
  ($8,783,100 / 992,163 SHARES) ...............................        $8.85
                                                                       =====
NET ASSET VALUE - EMERGING MARKETS SERIES B CLASS
  ($3,461,050 / 395,236 SHARES) ...............................        $8.76
                                                                       =====
NET ASSET VALUE - EMERGING MARKETS SERIES C CLASS
  ($1,233,241 / 140,833 SHARES) ...............................        $8.76
                                                                       =====
NET ASSET VALUE - EMERGING MARKETS SERIES
  INSTITUTIONAL CLASS ($2,163,223 / 243,938 SHARES) ...........        $8.87
                                                                       =====

-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE
                                                                      (U.S.$)
                                                                     ----------

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common stock, $.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Emerging Markets Series A Class,
   25,000,000 shares allocated to Emerging Markets
   Series B Class, 25,000,000 shares allocated to
   Emerging Markets Series C Class, and 50,000,000
   shares allocated to Emerging Markets Series
   Institutional Class....................................        $19,907,650
Undistributed net investment income**.....................             36,983
Accumulated net realized gain on investments .............             20,335
Net unrealized depreciation of investments and
   foreign currencies.....................................         (4,324,354)
                                                                  -----------
Total net assets .........................................        $15,640,614
                                                                  ===========
-------------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
  ADR - American Depository Receipt
  GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  EMERGING MARKETS SERIES A CLASS:
Net asset value A Class (A)...............................              $8.85
Sales charge (4.75% of offering price or 4.97% of
  the amount invested per share)(B) ......................               0.44
                                                                        -----
Offering price ...........................................              $9.29
                                                                        =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

              See accompanying notes
                                            for international diversification 23

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      International           Global             Global           Emerging
                                                      Equity Series         Bond Series      Assets Series      Markets Series
                                                      ------------------------------------------------------------------------
INVESTMENT INCOME:
Interest...........................................   $   456,157            $609,282         $  236,233         $    23,150
Dividends .........................................     3,727,069                   -            120,396             234,325
Foreign tax withheld ..............................      (331,345)                  -             (5,386)            (15,238)
                                                       ----------            --------         ----------          ----------
                                                        3,851,881             609,282            351,243             242,237
                                                       ----------            --------         ----------          ----------
EXPENSES:
Management fees ...................................       933,098              67,549             66,008             103,961
Custodian fees ....................................        31,580               4,860              3,222              23,204
Dividend disbursing and transfer agent fees
  and expenses.....................................       527,703              16,995             45,796              63,066
Distribution expense ..............................       425,261              16,246             51,379              37,692
Registration fees .................................        17,676              14,500              5,000              39,237
Reports and statements to shareholders ............         8,600               1,591              4,774               3,791
Accounting and administration fees ................        60,561               4,428              4,367               5,797
Professional fees .................................        21,400                 500              3,764              17,460
Directors' fees ...................................         2,181                 469                462                 448
Taxes (other than taxes on income) ................         3,000                 209                707                 810
Amortization of organization expenses .............             0               1,907              1,845              14,946
Other .............................................         9,187               4,865              8,896               3,274
                                                        2,040,247             134,119            196,220             313,686
                                                      -----------            --------         ----------          ----------
Less expenses absorbed by Delaware
  International Advisers Ltd. .....................             0             (32,676)           (61,992)           (136,852)
                                                      -----------            --------         ----------          ----------
                                                        2,040,247             101,443            134,228             176,834
                                                      -----------            --------         ----------          ----------
NET INVESTMENT INCOME                                   1,811,634             507,839            217,015              65,403
                                                      -----------            --------         ----------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investment transactions ........................    (3,897,240)            (98,222)           131,570             155,232
   Foreign currencies .............................      (316,580)             28,411             (9,277)               (273)
                                                      -----------            --------         ----------          ----------
     Net realized gain (loss) .....................    (4,213,820)            (69,811)           122,293             154,959
   Net change in unrealized appreciation/
     depreciation of investments and foreign
     currencies ...................................    33,570,227            (334,710)         1,132,568          (1,528,003)
                                                      -----------            --------         ----------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES ..........    29,356,407            (404,521)         1,254,861          (1,373,044)
                                                      -----------            --------         ----------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................   $31,168,041            $103,318         $1,471,876         ($1,307,641)
                                                      ===========            ========         ==========          ==========

                            See accompanying notes

24  for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    International Equity Series   Global Bond Series   Global Assets Series  Emerging Markets Series
                                    ------------------------------------------------------------------------------------------------
                                         Six Months    Year       Six Months    Year     Six Months   Year    Six Months    Year
                                            Ended      Ended        Ended       Ended       Ended     Ended      Ended      Ended
                                           5/31/98    11/30/97     5/31/98     11/30/97    5/31/98   11/30/97   5/31/98    11/30/97
                                        (Unaudited)             (Unaudited)             (Unaudited)           (Unaudited)
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ...............  $1,811,634  $2,692,917   $507,839    $881,753    $217,015 $  510,179 $    65,403 $    62,601
Net realized gain on investments
   and foreign currencies ...........  (4,213,820)  6,169,700    (69,811)    119,653     122,293  1,350,450     154,959     757,185
Net increase (decrease) in unrealized
   appreciation (depreciation) on
   investments and foreign currencies
   during the period ................  33,570,227  (7,483,373)  (334,710)   (648,055)  1,132,568   (605,292) (1,528,003) (2,722,301)
                                      -----------  ----------   --------  ----------  ----------  ---------  ----------  ----------
Net increase (decrease) in net assets
   resulting from operations ........  31,168,041   1,379,244    103,318     353,351   1,471,876  1,255,337  (1,307,641) (1,902,515)
                                      -----------  ----------   --------  ----------  ----------  ---------  ----------  ----------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................  (2,715,058) (2,797,661)   (67,663)   (305,700)    (98,276)  (336,743)    (18,319)     (2,696)
   B Class ..........................    (567,801)   (314,247)   (13,350)    (63,377)    (43,837)  (127,562)          -           -
   C Class ..........................    (200,379)    (67,804)    (8,343)    (31,300)    (29,753)   (52,779)          -           -
   Institutional Class ..............  (2,032,475) (1,209,385)  (221,325)   (651,174)    (39,983)   (87,203)     (9,828)     (9,242)

Net realized gain on investment
  transactions:
   A Class ..........................  (1,182,260)   (123,938)   (12,745)    (12,933)   (610,032)   (45,735)   (554,164)    (20,222)
   B Class ..........................    (345,134)    (15,415)    (3,044)     (2,428)   (397,951)   (17,933)   (209,526)     (2,270)
   C Class ..........................    (121,799)     (2,682)    (1,965)       (424)   (272,115)    (4,527)    (80,276)     (1,540)
   Institutional Class ..............    (754,255)    (46,296)   (31,461)    (23,842)   (198,609)    (8,230)   (108,106)    (27,727)
                                      -----------  ----------   --------  ----------  ----------  ---------  ----------  ----------
                                       (7,919,161) (4,577,428)   (359,896)(1,091,178) (1,690,556)  (680,712)   (980,219)    (63,697)
                                      -----------  ----------   --------  ----------  ----------  ---------  ----------  ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
   A Class ..........................  87,221,509  95,608,942    570,364   2,749,127   1,274,096  3,460,095   2,285,351  16,953,861
   B Class ..........................  31,437,389  50,802,495    178,824     716,211     725,630  2,221,214     766,094   5,637,884
   C Class ..........................  47,262,368  19,377,282      5,818     601,901     426,668  1,859,189     288,887   1,675,859
   Institutional Class ..............  25,759,842  54,385,504  2,079,207   5,493,756     425,450    213,172     974,801   2,304,964

                                           for international diversification  25

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                               International Equity Series   Global Bond Series    Global Assets Series  Emerging Markets Series
                               -----------------------------------------------------------------------------------------------------
                                    Six Months     Year     Six Months      Year    Six Months    Year     Six Months      Year
                                       Ended       Ended       Ended       Ended       Ended      Ended      Ended        Ended
                                     5/31/98     11/30/97     5/31/98     11/30/97    5/31/98    11/30/97   5/31/98      11/30/97
                                    (Unaudited)             (Unaudited)             (Unaudited)            (Unaudited)
Net asset value of shares issued
   upon reinvestment of dividends
   from net investment income and
   net realized gain on security
   transactions:
   A Class ......................   3,739,140     2,781,683      59,356     261,143     681,101     375,195     525,809      22,478
   B Class ......................     845,163       301,251      13,200      48,687     415,633     140,100     197,823       2,081
   C Class ......................     284,875        67,923       9,901      30,822     276,623      53,622      76,653       1,540
   Institutional Class ..........   2,773,440     1,248,194     252,215     674,758     238,591      95,433     112,829      36,969
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------
                                  199,323,726   224,573,274   3,168,885  10,576,405   4,463,792   8,418,020   5,228,247  26,635,636
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------
Cost of shares repurchased:
   A Class ...................... (87,170,208)  (75,048,166)   (774,415) (1,684,418) (1,506,677) (8,950,771) (2,427,519) (8,593,077)
   B Class ...................... (27,464,351)  (29,347,424)   (131,217)   (341,785)   (256,513) (2,858,059)   (478,994) (1,724,911)
   C Class ...................... (46,178,340)   (9,214,761)    (54,881)    (30,665)   (192,769)   (124,369)   (459,564)   (128,601)
   Institutional Class .......... (13,688,812)  (16,596,084) (1,300,507) (1,151,567)   (287,428)   (334,720)   (517,783) (4,355,115)
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------
                                 (174,501,711) (130,206,435) (2,261,020) (3,208,435) (2,243,387)(12,267,919) (3,883,860)(14,801,704)
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------
Increase (decrease) in net assets
   derived from capital share
   transactions .................  24,822,015    94,366,839     907,865   7,367,970   2,220,405  (3,849,899)  1,344,387  11,833,932
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------

NET INCREASE (DECREASE) IN NET
  ASSETS ........................  48,070,895    91,168,655     651,287   6,630,143   2,001,725  (3,275,274)   (943,473)  9,867,720

NET ASSETS:
Beginning of period ............. 227,326,719   136,158,064  17,629,426  10,999,283  16,788,202  20,063,476  16,584,087   6,716,367
                                 ------------  ------------ ----------- ----------- ----------- ----------- ----------- -----------
End of period ...................$275,397,614  $227,326,719 $18,280,713 $17,629,426 $18,789,927 $16,788,202 $15,640,614 $16,584,087
                                 ============  ============ =========== =========== =========== =========== =========== ===========

                            See accompanying notes

26  for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            International Equity Series A Class
                                                           --------------------------------------------------------------------
                                                           Six Months      Year       Year       Year        Year        Year
                                                              Ended       Ended       Ended      Ended       Ended       Ended
                                                            5/31/98(2)   11/30/97    11/30/96   11/30/95    11/30/94    11/30/93
                                                           (Unaudited)
Net asset value, beginning of period ..................      $14.650     $14.640     $12.190     $11.920     $11.250     $9.590

Income from investment operations:
   Net investment income(1) ...........................        0.114       0.220       0.490       0.297       0.140      0.499
   Net realized and unrealized gain on investments
   and foreign currencies .............................        1.756       0.245       2.385       0.628       0.895      1.636
                                                             -------     -------     -------     -------     -------    -------
   Total from invetment operations ....................        1.870       0.465       2.875       0.925       1.035      2.135
                                                             -------     -------     -------     -------     -------    -------

Less dividends and distributions:
   Dividends from net investment income ...............       (0.355)     (0.435)     (0.280)     (0.185)     (0.225)    (0.475)
   Distributions from net realized gain on
   investment transactions  ...........................       (0.155)     (0.020)     (0.145)     (0.470)     (0.140)      none
                                                             -------     -------     -------     -------     -------    -------
   Total dividends and distributions ..................       (0.510)     (0.455)     (0.425)     (0.655)     (0.365)    (0.475)
                                                             -------     -------     -------     -------     -------    -------
Net asset value, end of period ........................      $16.010     $14.650     $14.640     $12.190     $11.920    $11.250
                                                             =======     =======     =======     =======     =======    =======

Total return(3) .......................................       13.26%       3.27%      24.22%       8.17%       9.23%     23.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............     $127,537    $112,425     $89,177     $62,251     $53,736    $31,673
   Ratio of expenses to average net assets ............        1.60%       1.70%       1.85%       2.07%       1.56%      1.25%
   Ratio of expenses to average net assets prior to
   expense limitation  ................................        1.60%       1.71%       1.95%       2.07%       1.82%      2.16%
   Ratio of net investment income to average net
     assets ...........................................        1.24%       1.46%       3.70%       2.57%       1.22%      3.91%
   Ratio of net investment income to average net assets
     prior to expense limitation ......................        1.24%       1.45%       3.60%       2.57%       0.96%      3.00%
   Portfolio turnover .................................           6%          8%          9%         21%         27%        24%

-----------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                                          for international diversification 27

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                          INTERNATIONAL EQUITY SERIES B CLASS
                                                             --------------------------------------------------------
                                                              SIX MONTHS                                     9/6/94(3)
                                                                 ENDED              YEAR ENDED                   TO
                                                              5/31/98(2)  11/30/97   11/30/96    11/30/95    11/30/94
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $14.560     $14.560    $12.130     $11.900     $12.860

Income from investment operations:
   Net investment income(1) ..............................      0.061       0.114      0.398       0.278       0.036
   Net realized and unrealized gain
    (loss) on investments and
    foreign currencies ...................................      1.749       0.246      2.377       0.567      (0.966)
                                                              -------     -------    -------     -------     -------
   Total from investment operations ......................      1.810       0.360      2.775       0.845      (0.930)
                                                              -------     -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net
    investment income ....................................     (0.255)     (0.340)    (0.200)     (0.145)     (0.030)
   Distributions from net realized gain on
    investment transactions ..............................     (0.155)     (0.020)    (0.145)     (0.470)       none
                                                              -------     -------    -------     -------     -------
   Total dividends and distributions .....................     (0.410)     (0.360)    (0.345)     (0.615)     (0.030)
                                                              -------     -------    -------     -------     -------
Net asset value, end of period ...........................    $15.960     $14.560    $14.560     $12.130     $11.900
                                                              =======     =======    =======     =======     =======
Total return(5) ..........................................     12.83%       2.54%     23.38%       7.46%      (7.24%)

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) ........................................    $40,146     $31,914    $10,878      $3,471        $624
   Ratio of expenses to average
    net assets ...........................................      2.30%       2.40%      2.55%       2.77%       2.26%
   Ratio of expenses to average net
    assets prior to expense limitation ...................      2.30%       2.41%      2.65%       2.77%       2.52%
   Ratio of net investment income to
    average net assets ...................................      0.54%       0.76%      3.00%       1.87%       0.52%
   Ratio of net investment income to
    average net assets prior
    to expense limitation ................................      0.54%       0.75%      2.90%       1.87%       0.26%
   Portfolio turnover ....................................         6%          8%         9%         21%         27%



                                                                   INTERNATIONAL EQUITY SERIES C CLASS
                                                             --------------------------------------------
                                                              SIX MONTHS                       11/29/95(4)
                                                                ENDED          YEAR ENDED           TO
                                                              5/31/98(2)   1/30/97    11/30/96   11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $14.540     $14.540     $12.190     $12.240

Income from investment operations:
   Net investment income(1) ..............................      0.061       0.114       0.400        none
   Net realized and unrealized gain
    (loss) on investments and
    foreign currencies ...................................      1.749       0.246       2.375      (0.050)
                                                              -------     -------     -------     -------
   Total from investment operations ......................      1.810       0.360       2.775      (0.050)
                                                              -------     -------     -------     -------
Less dividends and distributions:
   Dividends from net
    investment income ....................................     (0.255)     (0.340)     (0.280)       none
   Distributions from net realized gain on
    investment transactions ..............................     (0.155)     (0.020)     (0.145)       none
                                                              -------     -------     -------     -------
   Total dividends and distributions .....................     (0.410)     (0.360)     (0.425)       none
                                                              -------     -------     -------     -------
Net asset value, end of period ...........................    $15.940     $14.540     $14.540     $12.190
                                                              =======     =======     =======     =======
Total return(5) ..........................................     12.85%       2.54%      23.39%          (6)

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) ........................................    $14,664     $11,811      $1,909          $5
   Ratio of expenses to average
    net assets ...........................................      2.30%       2.40%       2.55%          (6)
   Ratio of expenses to average net
    assets prior to expense limitation ...................      2.30%       2.41%       2.65%          (6)
   Ratio of net investment income to
    average net assets ...................................      0.54%       0.76%       3.00%          (6)
   Ratio of net investment income to
    average net assets prior
    to expense limitation ................................      0.54%       0.75%       2.90%          (6)
   Portfolio turnover ....................................         6%          8%          9%          (6)


-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Date of commencement of trading.
(5) Does not include contingent deferred sales charge which varies from 1 - 4% depending upon the holding period for B Class shares and 1% for C Class shares.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

28 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                       INTERNATIONAL EQUITY SERIES INSTITUTIONAL CLASS
                                                             -------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                           YEAR ENDED
                                                              5/31/98(2)  11/30/97   11/30/96    11/30/95    11/30/94   11/30/93
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $14.720     $14.710    $12.240    $11.970      $11.290     $9.590

Income from investment operations:
   Net investment income(1) ..............................      0.137       0.267      0.530      0.323        0.166      0.594
   Net realized and unrealized gain on investments
    and foreign currencies ...............................      1.763       0.238      2.405      0.637        0.899      1.581
                                                              -------     -------    -------    -------      -------     ------
   Total from investment operations ......................      1.900       0.505      2.935      0.960        1.065      2.175
                                                              -------     -------    -------    -------      -------     ------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.415)     (0.475)    (0.320)    (0.220)      (0.245)    (0.475)
   Distributions from net realized gain on
    investment transactions ..............................     (0.155)     (0.020)    (0.145)    (0.470)      (0.140)      none
                                                              -------     -------    -------    -------      -------     ------
   Total dividends and distributions .....................     (0.570)     (0.495)    (0.465)    (0.690)      (0.385)    (0.475)
                                                              -------     -------    -------    -------      -------     ------
Net asset value, end of period ...........................    $16.050     $14.720    $14.710    $12.240      $11.970    $11.290
                                                              =======     =======    =======    =======      =======    =======
Total return .............................................     13.45%       3.55%     24.68%      8.46%        9.47%     23.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $93,050     $71,177    $34,194    $11,660       $7,613     $3,959
   Ratio of expenses to average net assets ...............      1.30%       1.40%      1.55%      1.77%        1.26%      0.95%
   Ratio of expenses to average net assets prior
    to expense limitation ................................      1.30%       1.41%      1.65%      1.77%        1.52%      1.86%
   Ratio of net investment income to average net assets ..      1.54%       1.76%      4.00%      2.87%        1.52%      4.21%
   Ratio of net investment income to average net assets
     prior to expense limitation .........................      1.54%       1.75%      3.90%      2.87%        1.26%      3.30%
   Portfolio turnover ....................................         6%          8%         9%        21%          27%        24%

-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.

                                          for international diversification 29

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          GLOBAL BOND A CLASS
                                                             ----------------------------------------------
                                                              SIX MONTHS                         12/27/94(3)
                                                                 ENDED               YEAR ENDED       TO
                                                              5/31/98(2)  11/30/97    11/30/96     11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $10.790     $11.480     $11.230     $10.000

Income from investment operations:
   Net investment income(1) ..............................      0.293       0.625       0.755       0.659
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ................     (0.233)     (0.505)      0.730       1.171
                                                              -------     -------     -------     -------
   Total from investment operations ......................      0.060       0.120       1.485       1.830
                                                              -------     -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.160)     (0.770)     (0.875)     (0.600)
   Distributions from net realized gain
    on investment transactions ...........................     (0.030)     (0.040)     (0.360)       none
                                                              -------     -------     -------     -------
   Total dividends and distributions .....................     (0.190)     (0.810)     (1.235)     (0.600)
                                                              -------     -------     -------     -------
Net asset value, end of period ...........................    $10.660     $10.790     $11.480     $11.230
                                                              =======     =======     =======     =======
Total return(4) ..........................................      0.56%       1.24%      14.35%      18.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $4,365      $4,567      $3,467        $889
   Ratio of expenses to average net assets ...............      1.25%       1.25%       1.25%       1.25%
   Ratio of expenses to average net assets
    prior to expense limitation ..........................      1.61%       2.04%       5.00%      12.34%
   Ratio of net investment income to
    average net assets ...................................      5.48%       5.76%       6.82%       7.70%
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      5.12%       4.97%       3.07%      (3.39%)
   Portfolio turnover ....................................        70%         76%         42%         98%



                                                                         GLOBAL BOND B CLASS
                                                             --------------------------------------------
                                                              SIX MONTHS                       12/27/94(3)
                                                                ENDED        YEAR ENDED            TO
                                                             5/31/98(2)   11/30/97   11/30/96   11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $10.790     $11.490    $11.230    $10.000

Income from investment operations:
   Net investment income(1) ..............................      0.256       0.550      0.679      0.565
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ................     (0.236)     (0.511)     0.735      1.205
                                                              -------     -------    -------    -------
   Total from investment operations ......................      0.020       0.039      1.414      1.770
                                                              -------     -------    -------    -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.130)     (0.699)    (0.794)    (0.540)
   Distributions from net realized gain
    on investment transactions ...........................     (0.030)     (0.040)    (0.360)      none
                                                              -------     -------    -------    -------
   Total dividends and distributions .....................     (0.160)     (0.739)    (1.154)    (0.540)
                                                              -------     -------    -------    -------
Net asset value, end of period ...........................    $10.650     $10.790    $11.490    $11.230
                                                              =======     =======    =======    =======
Total return(4) ..........................................      0.18%       0.48%     13.51%     18.23%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $1,127      $1,081       $707       $115
   Ratio of expenses to average net assets ...............      1.95%       1.95%      1.95%      1.95%
   Ratio of expenses to average net assets
    prior to expense limitation ..........................      2.31%       2.74%      5.70%     13.04%
   Ratio of net investment income to
    average net assets ...................................      4.78%       5.06%      6.12%      7.00%
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      4.42%       4.27%      2.37%     (4.09%)
   Portfolio turnover ....................................        70%         76%        42%        98%


-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for Class A shares and does not include contingent deferred sales charge which varies from 1 - 4% for Class B shares depending upon the holding period.

30 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          GLOBAL BOND C CLASS
                                                             ----------------------------------------------
                                                              SIX MONTHS                         11/29/95(3)
                                                                 ENDED          YEAR ENDED            TO
                                                              5/31/98(2)  11/30/97    11/30/96     11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $10.740     $11.440     $11.240      $11.330

Income from investment operations:
   Net investment income(1) ..............................      0.256       0.551       0.680         none
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ................     (0.246)     (0.512)      0.719       (0.036)
                                                              -------     -------     -------      -------
   Total from investment operations ......................      0.010       0.039       1.399       (0.036)
                                                              -------     -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.130)     (0.699)     (0.839)      (0.054)
   Distributions from net realized gain on
    investment transactions ..............................     (0.030)     (0.040)     (0.360)        none
                                                              -------     -------     -------      -------
   Total dividends and distributions .....................     (0.160)     (0.739)     (1.199)      (0.054)
                                                              -------     -------     -------      -------
Net asset value, end of period ...........................    $10.590     $10.740     $11.440      $11.240
                                                              =======     =======     =======      =======
Total return(5) ..........................................      0.09%       0.49%      13.51%           (6)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............       $655        $703        $118           $5
   Ratio of expenses to average net assets ...............      1.95%       1.95%       1.95%           (6)
   Ratio of expenses to average net assets
    prior to expense limitation ..........................      2.31%       2.74%       5.70%           (6)
   Ratio of net investment income to
    average net assets ...................................      4.78%       5.06%       6.12%           (6)
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      4.42%       4.27%       2.37%           (6)
   Portfolio turnover ....................................        70%         76%         42%           (6)




                                                                     GLOBAL BOND INSTITUTIONAL CLASS
                                                             --------------------------------------------
                                                              SIX MONTHS                       12/27/94(4)
                                                                ENDED        YEAR ENDED            TO
                                                             5/31/98(2)   11/30/97   11/30/96   11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $10.810    $11.520     $11.270     $10.000

Income from investment operations:
   Net investment income(1) ..............................      0.309      0.658       0.788       0.782
   Net realized and unrealized gain (loss)
   on investments and foreign currencies .................     (0.239)    (0.515)      0.732       1.088
                                                              -------    -------     -------     -------
   Total from investment operations ......................      0.070      0.143       1.520       1.870
                                                              -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.200)    (0.813)     (0.910)     (0.600)
   Distributions from net realized gain on
    investment transactions ..............................     (0.030)    (0.040)     (0.360)       none
                                                              -------    -------     -------     -------
   Total dividends and distributions .....................     (0.230)    (0.853)     (1.270)     (0.600)
                                                              -------    -------     -------     -------
Net asset value, end of period ...........................    $10.650    $10.810     $11.520     $11.270
                                                              =======    =======     =======     =======
Total return(5) ..........................................      0.65%      1.45%      14.68%      19.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $12,134    $11,278      $6,707        $897
   Ratio of expenses to average net assets ...............      0.95%      0.95%       0.95%       0.95%
   Ratio of expenses to average net assets
   prior to expense limitation ...........................      1.31%      1.74%       4.70%      12.04%
   Ratio of net investment income to
   average net assets ....................................      5.78%      6.06%       7.12%       8.00%
   Ratio of net investment income to average
   net assets prior to expense limitation ................      5.42%      5.27%       3.37%      (3.09%)
   Portfolio turnover ....................................        70%        76%         42%         98%


-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading.
(4) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(5) Does not include the contingent deferred sales charge of 1% for the C Class shares.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                          for international diversification 31

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      GLOBAL ASSETS SERIES A CLASS
                                                            -----------------------------------------------
                                                              SIX MONTHS                        12/27/94(3)
                                                                ENDED          YEAR ENDED            TO
                                                             5/31/98(2)   11/30/97   11/30/96     11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $14.050     $13.310    $11.900     $10.000

Income from investment operations:
   Net investment income(1) ..............................      0.285       0.437      0.493       0.301
   Net realized and unrealized gain (loss) on
   investments and foreign currencies ....................      0.880       0.843      1.572       1.839
                                                              -------     -------    -------     -------
   Total from investment operations ......................      1.165       1.280      2.065       2.140
                                                              -------     -------    -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.195)     (0.490)    (0.385)     (0.240)
   Distributions from net realized gain on investment
   transactions ..........................................     (1.230)     (0.050)    (0.270)       none
                                                              -------     -------    -------     -------
   Total dividends and distributions .....................     (1.425)     (0.540)    (0.655)     (0.240)
                                                              -------     -------    -------     -------
Net asset value, end of period ...........................    $13.790     $14.050    $13.310     $11.900
                                                              =======     =======    =======     =======
Total return(4) ..........................................      9.16%       9.91%     18.17%      21.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $7,285      $6,939    $11,878      $3,122
   Ratio of expenses to average net assets ...............      1.24%       1.25%      1.25%       1.25%
   Ratio of expenses to average net assets prior
   to expense limitation .................................      1.94%       2.16%      2.72%       7.55%
   Ratio of net investment income to average
   net assets ............................................      2.75%       3.24%      4.13%       4.75%
   Ratio of net investment income to average net
   assets prior to expense limitation ....................      2.05%       2.33%      2.66%      (1.55%)
   Portfolio turnover ....................................        28%         74%        34%         57%



                                                                      GLOBAL ASSETS SERIES B CLASS
                                                              ---------------------------------------------
                                                               SIX MONTHS                       12/27/94(3)
                                                                 ENDED          YEAR ENDED          TO
                                                               5/31/98(2) 11/30/97   11/30/96    11/30/95
                                                              (UNAUDITED)
Net asset value, beginning of period .....................     $14.040    $13.300     $11.880     $10.000

Income from investment operations:
   Net investment income(1) ..............................       0.215      0.342       0.379       0.212
   Net realized and unrealized gain (loss) on
   investments and foreign currencies ....................       0.895      0.848       1.606       1.848
                                                               -------    -------     -------     -------
   Total from investment operations ......................       1.110      1.190       1.985       2.060
                                                               -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................      (0.130)    (0.400)     (0.295)     (0.180)
   Distributions from net realized gain on investment
   transactions ..........................................      (1.230)    (0.050)     (0.270)       none
                                                               -------    -------     -------     -------
   Total dividends and distributions .....................      (1.360)    (0.450)     (0.565)     (0.180)
                                                               -------    -------     -------     -------
Net asset value, end of period ...........................     $13.790    $14.040     $13.300     $11.880
                                                               =======    =======     =======     =======
Total return(4) ..........................................       8.72%      9.18%      17.32%      20.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............      $5,285     $4,445      $4,796        $613
   Ratio of expenses to average net assets ...............       1.94%      1.95%       1.95%       1.95%
   Ratio of expenses to average net assets prior
   to expense limitation .................................       2.64%      2.86%       3.42%       8.25%
   Ratio of net investment income to average
   net assets ............................................       2.05%      2.54%       3.43%       4.05%
   Ratio of net investment income to average net
   assets prior to expense limitation ....................       1.35%      1.63%       1.96%      (2.25%)
   Portfolio turnover ....................................         28%        74%         34%         57%

-------------------
(1) Per share information for the six months ended May 31, 1998 and the year ended November 30, 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading; ratios and total return have been annualized.
(4) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B shares depending upon the holding period.

32 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      GLOBAL ASSETS SERIES C CLASS
                                                            -----------------------------------------------
                                                              SIX MONTHS                        11/29/94(3)
                                                                ENDED          YEAR ENDED            TO
                                                             5/31/98(2)   11/30/97   11/30/96     11/30/95
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $13.990     $13.250    $11.890     $11.940

Income from investment operations:
   Net investment income(1) ..............................      0.242       0.341      0.446        none
   Net realized and unrealized gain (loss) on
    investments and foreign currencies ...................      0.868       0.849      1.534      (0.050)
                                                              -------     -------    -------     -------
   Total from investment operations ......................      1.110       1.190      1.980      (0.050)
                                                              -------     -------    -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.130)     (0.400)    (0.350)       none
   Distributions from net realized gain on
    investment transactions ..............................     (1.230)     (0.050)    (0.270)       none
                                                              -------     -------    -------     -------
   Total dividends and distributions .....................     (1.360)     (0.450)    (0.620)       none
                                                              -------     -------    -------     -------

Net asset value, end of period ...........................    $13.740     $13.990    $13.250     $11.890
                                                              =======     =======    =======     =======

Total return(5) ..........................................      8.75%       9.21%     17.33%          (6)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $3,566      $3,094     $1,185          $5
   Ratio of expenses to average net assets ...............      1.94%       1.95%      1.95%          (6)
   Ratio of expenses to average net assets prior
    to expense limitation ................................      2.64%       2.86%      3.42%          (6)
   Ratio of net investment income to average
    net assets ...........................................      2.05%       2.54%      3.43%          (6)
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      1.35%       1.63%      1.96%          (6)
   Portfolio turnover ....................................        28%         74%        34%          (6)



                                                                      GLOBAL ASSETS INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                               SIX MONTHS                       12/27/94(4)
                                                                 ENDED          YEAR ENDED          TO
                                                               5/31/98(2) 11/30/97   11/30/96    11/30/96
                                                              (UNAUDITED)
Net asset value, beginning of period .....................    $14.100     $13.340    $11.930     $10.000

Income from investment operations:
   Net investment income(1) ..............................      0.333       0.478      0.567       0.473
   Net realized and unrealized gain (loss) on
    investments and foreign currencies ...................      0.852       0.857      1.533       1.697
                                                              -------     -------    -------     -------
   Total from investment operations ......................      1.185       1.335      2.100       2.170
                                                              -------     -------    -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.245)     (0.525)    (0.420)     (0.240)
   Distributions from net realized gain on
    investment transactions ..............................     (1.230)     (0.050)    (0.270)       none
                                                              -------     -------    -------     -------
   Total dividends and distributions .....................     (1.475)     (0.575)    (0.690)     (0.240)
                                                              -------     -------    -------     -------

Net asset value, end of period ...........................    $13.810     $14.100    $13.340     $11.930
                                                              =======     =======    =======     =======

Total return(5) ..........................................      9.31%      10.34%     18.38%      21.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $2,654      $2,310     $2,203      $2,191
   Ratio of expenses to average net assets ...............      0.94%       0.95%      0.95%       0.95%
   Ratio of expenses to average net assets prior
    to expense limitation ................................      1.64%       1.86%      2.42%       7.25%
   Ratio of net investment income to average
    net assets ...........................................      3.05%       3.54%      4.43%       5.05%
   Ratio of net investment income to average
    net assets prior to expense limitation ...............      2.35%       2.63%      2.96%      (1.25%)
   Portfolio turnover ....................................        28%         74%        34%         57%

-------------------
(1) Per share information for the six months ended May 31, 1998 and the year ended November 30, 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading.
(4) Date of commencement of trading; ratios and total return have been annualized.
(5) Does not include the contingent deferred sales charge of 1% for the C Class shares.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                          for international diversification 33

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              EMERGING MARKETS SERIES A CLASS    EMERGING MARKETS SERIES B CLASS
                                                              --------------------------------   -------------------------------
                                                               SIX MONTHS    YEAR    6/10/96(3)  SIX MONTHS    YEAR     6/10/96(3)
                                                                 ENDED      ENDED       TO         ENDED       ENDED       TO
                                                               5/31/98(2)  11/30/97  11/30/96    5/31/98(2)  11/30/97   11/30/96
                                                              (UNAUDITED)                       (UNAUDITED)
Net asset value, beginning of period .....................     $10.200      $9.970   $10.000      $10.110     $9.940    $10.000

Income from investment operations:
   Net investment income (loss)(1) .......................       0.048       0.062     0.018        0.013     (0.020)    (0.051)
   Net realized and unrealized gain (loss) on
    investments and foreign currencies ...................      (0.773)      0.253    (0.048)      (0.758)     0.265     (0.009)
                                                               -------      ------   -------      -------     ------    -------
   Total from investment operations ......................      (0.725)      0.315    (0.030)      (0.745)     0.245     (0.060)
                                                               -------      ------   -------      -------     ------    -------

Less dividends and distributions:
   Dividends from net investment income ..................      (0.020)     (0.010)     none         none       none       none
   Distributions from net realized gain on
    investment transactions ..............................      (0.605)     (0.075)     none       (0.605)    (0.075)      none
                                                               -------      ------   -------      -------     ------    -------
   Total dividends and distributions .....................      (0.625)     (0.085)     none       (0.605)    (0.075)      none
                                                               -------      ------   -------      -------     ------    -------

Net asset value, end of period ...........................      $8.850     $10.200    $9.970       $8.760    $10.110     $9.940
                                                                ======     =======    ======       ======    =======     ======

Total return(4) ..........................................      (7.38%)      3.19%    (0.30%)      (7.65%)     2.48%     (0.60%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............      $8,783      $9,665    $2,518       $3,461     $3,484       $282
   Ratio of expenses to average net assets ...............       1.96%       2.00%     2.00%        2.70%      2.70%      2.70%
   Ratio of expenses to average net
    assets prior to expense limitation ...................       3.63%       3.02%     4.10%        4.37%      3.72%      4.80%
   Ratio of net investment income to average
    net assets ...........................................       0.99%       0.52%     0.17%        0.25%     (0.18%)    (0.53%)
   Ratio of net investment income to average
    net assets priod to expense limitation ...............      (0.68%)     (0.50%)   (1.93%)      (1.42%)    (1.20%)    (2.63%)
   Portfolio turnover ....................................         12%         65%       36%          12%        65%        36%

-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1 - 4% for Class B shares depending upon the holding period.

34 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              EMERGING MARKETS SERIES C CLASS   EMERGING MARKETS INSTITUTIONAL CLASS
                                                              --------------------------------   -----------------------------------
                                                               SIX MONTHS    YEAR    6/10/96(3)  SIX MONTHS    YEAR     6/10/96(3)
                                                                 ENDED      ENDED       TO         ENDED       ENDED       TO
                                                               5/31/98(2)  11/30/97  11/30/96    5/31/98(2)  11/30/97   11/30/96
                                                              (UNAUDITED)                       (UNAUDITED)
Net asset value, beginning of period .....................     $10.110      $9.940   $10.000      $10.250     $9.990    $10.000

Income from investment operations:
   Net investment income (loss)(1) .......................       0.013      (0.019)   (0.051)       0.060      0.098      0.047
   Net realized and unrealized gain (loss) on
   investments and foreign currencies ....................      (0.758)      0.264    (0.009)      (0.780)     0.262     (0.057)
                                                               -------      ------   -------      -------     ------     ------
   Total from investment operations ......................      (0.745)      0.245    (0.060)      (0.720)     0.360     (0.010)
                                                               -------      ------   -------      -------     ------     ------

Less dividends and distributions:
   Dividends from net investment income ..................        none        none      none       (0.055)    (0.025)      none
   Distributions from net realized gain on
   investment transactions ...............................      (0.605)     (0.075)     none       (0.605)    (0.075)      none
                                                               -------      ------   -------      -------     ------     ------
   Total dividends and distributions .....................      (0.605)     (0.075)     none       (0.660)    (0.100)      none
                                                               -------      ------   -------      -------     ------     ------

Net asset value, end of period ...........................      $8.760     $10.110    $9.940       $8.870    $10.250     $9.990
                                                               =======     =======   =======      =======    =======     ======

Total return(4) ..........................................      (7.65%)      2.48%    (0.60%)      (7.30%)     3.64%     (0.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............      $1,233      $1,519      $199       $2,163     $1,916     $3,717
   Ratio of expenses to average net assets ...............       2.70%       2.70%     2.70%        1.70%      1.70%      1.70%
   Ratio of expenses to average net assets prior
   to expense limitation .................................       4.37%       3.72%     4.80%        3.37%      2.72%      3.80%
   Ratio of net investment income to average
   net assets ............................................       0.25%      (0.18%)   (0.53%)       1.25%      0.82%      0.47%
   Ratio of net investment income to average
   net assets prior to expense limitation ................      (1.42%)     (1.20%)   (2.63%)      (0.42%)    (0.20%)    (1.63%)
   Portfolio turnover ....................................         12%         65%       36%          12%        65%        36%

-------------------
(1) Per share information for the six months ended May 31, 1998 and the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Does not include the contingent deferred sales charge of 1% for Class C shares.

                                            for international diversification 35

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers six series: the International Equity Series, the Global Bond Series, the Global Assets Series, the Emerging Markets Series, the Global Equity Series and the International Small Cap Series. These financial statements and the related notes pertain to: the International Equity Series, the Global Bond Series, the Global Assets Series and the Emerging Markets Series (the "Series"). The International Equity Series is registered as a diversified open-end investment company and The Global Bond Series, The Global Assets Series and The Emerging Markets Series are registered as non-diversified open-ended investment companies under the Investment Company Act of 1940. Each Series offers four classes of shares. The A Class carries a front-end sales charge of 4.75%, the B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Series is as follows:

INTERNATIONAL EQUITY SERIES: To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

GLOBAL BOND SERIES: To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

GLOBAL ASSETS SERIES: To seek long-term total return by investing in securities, including U.S. and foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities along with the potential for capital growth.

EMERGING MARKETS SERIES: To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES - Each series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - Each Series may invest in a pooled cash account along with other members of the Delaware Investment Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSACTIONS - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Series does isolate that portion of gains and losses on investments of debt securities which are due to changes in the foreign currency exchange rate from that which are due to changes in the market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

OTHER - Expenses common to all Funds within the Delaware Investment Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Each Series declares and pays dividends from capital gains annually and from net investment income as follows: the International Equity Series, the Global Assets Series and the Global Bond Series quarterly; the Emerging Markets Series, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

36 for international diversification

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, each Series pays Delaware International Advisers Ltd. ("DIAL"), the investment manager, an annual fee which is based on its net assets less the fees paid to the unaffiliated directors of the International Equity Series, the Global Assets Series and the Global Bond Series. The management fee for the Emerging Markets Series is without consideration of amounts paid to unaffiliated directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company
(DMC), an affiliate, with respect to the management of the Global Assets Series' investment in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. The management fee rates are as follows:

                                                International     Global     Global    Emerging
                                                   Equity          Bond      Assets    Markets
                                                   Series         Series     Series    Series
                                                -------------     ------     ------    --------
Management fee as a percentage of average
   daily net assets (per annum)................     0.75%          0.75%      0.75%     1.25%

DIAL has elected to waive its fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed, 1.55% for each class of the International Equity Series, 0.95% for each class of the Global Bond and the Global Assets Series and 1.70% for each class of the Emerging Markets Series, of the average daily net assets for each Series through November 30, 1998. Total expenses absorbed by DIAL for the six months ended May 31, 1998 are as follows:

                                                       International      Global     Global    Emerging
                                                          Equity           Bond      Assets     Markets
                                                          Series          Series     Series     Series
                                                       -------------     -------    -------    --------
Total expenses absorbed by DIAL                             --           $32,676    $61,992    $136,852

The Series have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Series. For the six months ended May 31, 1998, the amounts expensed for each Series were as follows:

                                                                    International     Global     Global    Emerging
                                                                    Equity             Bond      Assets    Markets
                                                                    Series            Series     Series    Series
                                                                    -------------     ------     ------    --------
Dividend disbursing, transfer agent fees and other expenses.......  $527,703          $16,995    $45,796   $63,066
Accounting fees...................................................    49,200            3,581      3,498     5,026

On May 31, 1998, the Fund had payables to affiliates as follows:

                                                                    International     Global     Global    Emerging
                                                                    Equity             Bond      Assets    Markets
                                                                    Series            Series     Series    Series
                                                                    -------------     ------     ------    --------
Investment Management fee payable to DIAL........................   $649,383          $24,267    $34,649   $      -
Dividend disbursing, transfer agent fees, accounting fees and
   other expenses payable to DSC.................................     32,382            2,812     55,026    139,525
Other expenses payable to DMC and affiliates.....................     61,470              814    138,146    274,703

Pursuant to the Distribution Agreement, each Series pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the International Equity Series, the Global Bond Series and the Global Assets Series and 0.25% for the Emerging Markets Series. The B and C Classes have an annual fee of 1.00% of the average daily net assets for all of the funds.

For the six months ended May 31, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Series as follows:

                                                                    International     Global     Global    Emerging
                                                                    Equity             Bond      Assets    Markets
                                                                    Series            Series     Series    Series
                                                                    -------------     ------     ------    --------
                                                                    $34,212           $1,870     $3,350    $5,065

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                            for international diversification 37

3. INVESTMENTS
During the six months ended May 31, 1998, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Series as follows:

                               International    Global      Global       Emerging
                                  Equity         Bond       Assets       Markets
                                  Series        Series      Series       Series
                               -------------    ------      ------       --------
Purchases....................  $23,199,901    $7,610,633  $3,544,431    $3,325,371
Sales........................    6,754,076     5,983,849   2,243,314     1,838,842

At May 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:

                                                   International     Global      Global      Emerging
                                                      Equity          Bond       Assets      Markets
                                                      Series         Series      Series      Series
                                                   -------------     ------      ------      --------
Cost of Investments..........................      $231,072,168   $18,344,166  $16,441,009  $20,268,106
                                                   ============   ===========  ===========  ===========
Aggregate unrealized appreciation............      $ 66,180,534   $   333,388  $ 3,040,335  $ 1,079,037
Aggregate unrealized depreciation............       (17,780,401)     (841,330)    (625,064)  (5,581,575)
Net unrealized appreciation..................      $ 48,400,133     ($507,942) $ 2,415,271  ($4,502,538)

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                International Equity Series   Global Bond Series     Global Assets Series   Emerging Market Series
                                ---------------------------   ------------------     --------------------   ----------------------
                                Six Months      Year          Six Months   Year      Six Months    Year     Six Months     Year
                                  Ended         Ended           Ended      Ended       Ended       Ended      Ended        Ended
                                 5/31/98       11/30/97        5/31/98    11/30/97    5/31/98     11/30/97   5/31/98      11/30/97
                                (Unaudited)                  (Unaudited)            (Unaudited)            (Unaudited)
Shares sold:
   A Class                       5,628,524    6,322,583        53,946     251,836      93,761    256,603     238,816    1,427,852
   B Class                       2,099,324    3,317,692        16,677      65,290      52,832    163,601      80,426      469,643
   C Class                       3,109,527    1,288,076           543      55,133      31,106    136,936      30,073      140,946
   Institutional Class           1,669,871    3,519,724       193,832     504,713      30,643     15,591      98,316      193,572

Shares issued upon reinvestment
 of dividends from net
 investment income and net
 realized gain on investment
 transactions:
   A Class                         266,419      193,856         5,550      24,085      53,363     28,560      56,782        2,273
   B Class                          60,542       20,835         1,234       4,494      32,578     10,606      21,526          211
   C Class                          20,436        4,643           931       2,867      21,794      3,999       8,341          156
   Institutional Class             196,764       86,399        23,618      62,112      18,668      7,188      12,171        3,734
                                ----------   ----------      --------    --------    --------   --------   ---------    ---------
                                13,051,407   14,753,808       296,331     970,530     334,745    623,084     546,451    2,238,387
                                ----------   ----------      --------    --------    --------   --------   ---------    ---------
Shares repurchased:
   A Class                      (5,602,280)  (4,933,746)      (73,243)   (154,612)   (112,618)  (684,103)   (250,706)    (735,499)
   B Class                      (1,836,579)  (1,893,676)      (12,249)    (31,190)    (18,901)  (218,266)    (51,194)    (153,713)
   C Class                      (3,022,478)    (611,809)       (5,145)     (2,843)    (14,463)    (9,239)    (47,749)     (10,999)
   Institutional Class            (902,617)  (1,096,146)     (121,606)   (106,037)    (20,900)   (24,094)    (53,625)    (382,197)
                                ----------   ----------      --------    --------    --------   --------   ---------    ---------
                               (11,363,954)  (8,535,377)     (212,243)   (294,682)   (166,882)  (935,702)   (403,274)  (1,282,358)
                                ----------   ----------      --------    --------    --------   --------   ---------    ---------
Net Increase (Decrease)          1,687,453    6,218,431        84,088     675,848     167,863   (312,618)    143,177      956,029
                                ==========   ==========      ========    ========    ========   ========   =========    =========

5. LINES OF CREDIT
The Fund has a committed line of credit for $10.8 million for the International Equity Series, $900,000 for the Global Bond Series, $1 million for the Global Assets Series and $900,000 for the Emerging Markets Series. No amount was outstanding at May 31, 1998, or at any time during the fiscal year.

6. FOREIGN EXCHANGE CONTRACTS
A Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

38 for international diversification

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. MARKET AND CREDIT RISK
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of Emerging Markets Series each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. SECURITIES LENDING
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the United States. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities.

                                                   Market          Cash
                                                   Value         Collateral
                                                   -----         ----------
International Equity Series                      $43,935,456    $46,550,575

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
   U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

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This Semi-annual report is for the information of Global & International Funds shareholders, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for the Global & International Funds, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware International Advisers Ltd.
London, England

U.S. AFFILIATE
Delaware Management Company
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com

International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.
Printed in the USA on recycled paper

SA-034 [5/98] PP7/98

Delaware
Investments(TM)
---------------------
Philadelphia - London

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